Exhibit 2.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	:	
	:	Chapter 11
NATIONAL CINEMEDIA, LLC,[1]	:	
	:	Case No. 23-90291 (DRJ)
Debtor.	:	

FINDINGS OF FACT, CONCLUSIONS OF LAW, AND ORDER (I) APPROVING THE DEBTOR'S DISCLOSURE STATEMENT ON A FINAL BASIS AND (II) CONFIRMING THE MODIFIED FIRST AMENDED CHAPTER 11 PLAN OF REORGANIZATION OF NATIONAL CINEMEDIA, LLC

WHEREAS National CineMedia, LLC in the above-captioned chapter 11 case (the "Debtor"),[2] having:

a. commenced the above-captioned chapter 11 case (the "Chapter 11 Case") by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Texas (the "Court") on April 11, 2023 (the "Petition Date");

b. filed, on April 12, 2023, the *Declaration of Ronnie Ng in Support of Chapter 11 Petition and First Day Pleadings* [Docket No. 14];

c. continued to operate its business and manage its properties as debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code;

d. filed, on April 26, 2023, the *Chapter 11 Plan of Reorganization of National CineMedia, LLC* [Docket No. 167]; the *Disclosure Statement for Chapter 11 Plan of Reorganization of National CineMedia, LLC* [Docket No. 168]; and the *Debtor's*

[1] The Debtor's address is 6300 South Syracuse Way, Suite 300, Centennial, Colorado 80111. The last four digits of the Debtor's taxpayer identification number are 2505.

[2] Unless otherwise noted, capitalized terms not defined in this *Findings of Fact, Conclusions of Law, and Order (I) Approving the Debtor's Disclosure Statement and (II) Confirming the Modified First Amended Chapter 11 Plan of National CineMedia, LLC* (this "Confirmation Order") shall have the meanings ascribed to them in the Plan (as defined herein). The rules of interpretation set forth in Article I of the Plan shall apply to this Confirmation Order.

2 Emergency Motion for Entry of an Order (A) Conditionally Approving the Adequacy of the Disclosure Statement, (B) Approving the Solicitation Procedures and Solicitation Packages, (C) Scheduling a Combined Hearing, (D) Establishing Procedures for Objecting to the Plan, (E) Approving the Form, Manner, and Sufficiency of Notice of the Combined Hearing, and (F) Granting Related Relief [Docket No. 174] (the “Solicitation Procedures Motion”); e. filed, on May 9, 2023, the First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC [Docket No. 217]; and the Amended Disclosure Statement for First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC [Docket No. 218]; f. filed, on May 10, 2023, a further revised Amended Disclosure Statement for First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC [Docket Nos. 230; 238]; g. filed, on May 12, 2023, the solicitation versions of First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC [Docket No. 249]; and the Amended Disclosure Statement for First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC [Docket No. 250] (the “Disclosure Statement”); h. on or about May 15 and 16, 2023, caused solicitation packages to be distributed to Holders of Claims entitled to vote on the Plan, including to nominees with instructions to forward the materials to their beneficial holders, in accordance with the Solicitation Procedures Order (as defined herein) as evidenced by the Affidavit of Service [Docket No. 393] (the “Solicitation Affidavit”); i. published notice of the Combined Hearing in the New York Times and the USA Today on May 16, 2023, as set forth in the Proof of Publication, filed on May 31, 2023 [Docket No. 268] (the “Publication Certificate”); j. filed, on June 1, 2023, Debtor’s Motion Seeking Entry of Order (I) Authorizing (A) the Debtor’s Entry into the Nominee Agreement and (B) the Appointment of Omni Agent Solutions, Inc. as the Nominee for Purposes of Voting Certain Securities Issued Pursuant to the Debtor's Plan of Reorganization and (II) Granting Related Relief [Docket No. 269]; k. filed, on June 3, 2023, the Debtor’s Emergency Motion for Entry of an Order (I) Approving and Authorizing the Debtor to Enter into and Perform Under (A) the Termination and Settlement Agreement and (B) the Network Affiliate Transaction Agreement and (II) Granting Related Relief [Docket No. 283] (the “Regal Approval Motion”); l. filed, on June 7, 2023, the Notice of Filing of Initial Plan Supplement for First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 304] and filed, on June 13, 2023, the Notice of Filing of First Amended Plan Supplement for First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC

3 Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 327] (as may be further modified, amended or supplemented from time to time, the “Plan Supplement”); m. caused solicitation packages to be distributed to (i) Holders of Claims who filed proofs of claim asserting a general unsecured claim on or before June 16, 2023 in accordance with the Solicitation Procedures Order and (ii) counterparties to an Executory Contract or Unexpired Lease that received a Rejection Notice (as defined in the Solicitation Procedures Motion), in each case as evidenced in the Solicitation Affidavit; n. caused to be distributed to all applicable Holders of Claims and Interests (i) the Combined Hearing Notice (as defined in the Solicitation Procedures Motion), (ii) the notice of non-voting status, which informed recipients of their status as Holders of Claims or Interests in non-voting classes and provided the full text of the release, exculpation, and injunction provisions set forth in the Plan, (iii) a form by which such Holders could elect to opt out of the Third-Party Release (as defined below) by checking a prominently featured and clearly labeled box, and (iv) a postage prepaid, return-addressed envelope in which Holders could return their opt out elections to the Notice and Claims Agent, as applicable, in accordance with the Solicitation Procedures Order; o. filed, on June 23, 2023, a memorandum of law in support of final approval of the adequacy of the Debtor’s Disclosure Statement, Confirmation of the Plan, and omnibus reply to objections thereto (the “Confirmation Brief”) [Docket No. 417]; p. filed, on June 23, 2023, the Declaration of Heath Gray in Support of Confirmation of the First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 418] (the “Gray Declaration”); q. filed, on June 23, 2023, the Declaration of Levi Quaintance in Support of Confirmation of the First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 419] (the “Quaintance Declaration”); r. filed, on June 23, 2023, the Declaration of Carol Flaton in Support of Confirmation of the First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 420] (the “Flaton Declaration” and, together with the Gray Declaration, and the Quaintance Declaration, the “Confirmation Declarations”); s. filed, on June 23, 2023, a proposed order confirming the Plan [Docket No. 421]; t. filed, on June 25, 2023, the Declaration of Jeriad R. Paul of Omni Agent Solutions, Inc. Regarding the Solicitation of Votes and Tabulation of Ballots Cast on the Modified First Amended Plan of Reorganization of National CineMedia, LLC Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 427], which detailed

4 the final results of the Plan voting process (as may be amended, modified, or supplemented, the “Voting Certification”); and u. filed, on June 25, 2023, the Modified First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC [Docket No. 428] (as it may be amended, modified, supplemented, or restated, the “Plan”). This Court having: a. entered, on May 11, 2023, the Order (A) Conditionally Approving the Adequacy of the Disclosure Statement, (B) Approving the Solicitation Procedures and Solicitation Packages, (C) Scheduling a Combined Hearing, (D) Establishing Procedures for Objecting to the Plan, (E) Approving the Form, Manner, and Sufficiency of Notice of the Combined Hearing, and (F) Granting Related Relief [Docket No. 244] (the “Solicitation Procedures Order”); b. set June 14, 2023, at 4:00 p.m., prevailing Central Time, as the deadline for filing objections to the Plan or final approval of the Disclosure Statement; c. set June 20, 2023, at 4:00 p.m., prevailing Central Time, as the deadline for voting on the Plan (the “Voting Deadline”); d. set June 26, 2023, at 2:00 p.m., prevailing Central Time, as the date and time for the commencement of the Combined Hearing pursuant to Bankruptcy Rules 3017 and 3018 and sections 1126, 1128, and 1129 of the Bankruptcy Code; e. entered, on or about June 26, 2023, the Order (I) Approving and Authorizing the Debtor to Enter into and Perform Under (A) the Termination and Settlement Agreement and (B) the Network Affiliate Transaction Agreement and (II) Granting Related Relief (the “Regal Approval Order”); f. entered, on June 26, 2023, the Order (I) Authorizing (A) the Debtor’s Entry into the Nominee Agreement and (B) Appointment of Omni Agent Solutions Inc. as the Nominee for Purposes of Voting Certain Securities Issued Pursuant to the Debtor’s Plan of Reorganization and (II) Granting Related Relief [Docket No. 440] (the “Nominee Agreement Order”); g. reviewed the Plan, the Disclosure Statement, the Solicitation Procedures Order, the Plan Supplement, the Voting Certification, the Confirmation Brief, the Confirmation Declarations, and all pleadings, exhibits, statements, responses, and comments regarding final approval of the Disclosure Statement and Confirmation, including all objections, statements, and reservations of rights, if any, filed by parties-in-interest on the docket of the Chapter 11 Case; h. held the Combined Hearing; i. heard the statements, arguments, and objections, if any, made in respect of final approval of the Disclosure Statement and Confirmation;

5 j. considered all oral representations, testimony, documents, filings, and other evidence admitted in connection with final approval of the Disclosure Statement and Confirmation; k. overruled any and all objections, with prejudice, to the Plan, Confirmation, and final approval of the Disclosure Statement, and all statements and reservations of rights not consensually resolved, adjourned to a subsequent hearing, or withdrawn unless otherwise indicated herein; and l. taken judicial notice of all pleadings and other documents filed, all orders entered, and all evidence and arguments presented in the Chapter 11 Case. NOW, THEREFORE, the Court having found that notice of the Combined Hearing and the opportunity for any party in interest to object to final approval of the Disclosure Statement and Confirmation have been adequate and appropriate as to all parties affected or to be affected by the Plan and the transactions contemplated thereby, and the legal and factual bases set forth in the documents filed in support of final approval of the Disclosure Statement and Confirmation and all evidence proffered or adduced by counsel at the Combined Hearing and the entire record of this Chapter 11 Case establish just cause for the relief granted herein; and after due deliberation thereon and good cause appearing therefor, the Court hereby makes and issues the following Findings of Fact and Conclusions of Law and Orders: FINDINGS OF FACT AND CONCLUSIONS OF LAW A. Findings and Conclusions 1. The findings and conclusions set forth herein and in the record of the Combined Hearing constitute the Court’s findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, as made applicable by Bankruptcy Rules 7052 and 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

6 B. Jurisdiction; Venue; Core Proceeding (28 U.S.C. § 1334(a)) 2. The Court has jurisdiction over the Chapter 11 Case pursuant to 28 U.S.C. § 1334. The Court has exclusive jurisdiction to enter a Final Order determining that the Disclosure Statement and the Plan, including the Restructuring Transactions contemplated in connection therewith, comply with all of the applicable provisions of the Bankruptcy Code and should be confirmed and approved. Venue is proper before the Court pursuant to 28 U.S.C. § 1408. Final approval of the Disclosure Statement and Confirmation of the Plan are core proceedings within the meaning of 28 U.S.C. § 157(b)(2). C. Eligibility for Relief 3. The Debtor is a proper entity eligible for relief under section 109 of the Bankruptcy Code. D. Chapter 11 Petition 4. On the Petition Date, the Debtor commenced a voluntary case under chapter 11 of the Bankruptcy Code. Since the Petition Date, the Debtor has operated its business and managed its properties as debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No request for the appointment of a trustee or examiner has been made in this Chapter 11 Case. On April 26, 2023, the Office of the United States Trustee for the Southern District of Texas (the “U.S. Trustee”) appointed an Official Committee of Unsecured Creditors (the “Committee”) [Docket No. 161]. No trustee or examiner has been appointed in the Chapter 11 Case. E. Solicitation Procedures Order 5. On May 11, 2023, this Court entered the Solicitation Procedures Order, which, among other things: (a) conditionally approved the Disclosure Statement as containing adequate information within the meaning of section 1125 of the Bankruptcy Code and Bankruptcy Rule 3017; (b) approved the solicitation, voting, and Plan and Disclosure Statement objection

7 procedures (the “Solicitation and Voting Procedures”); (c) approved the Solicitation Packages; (d) approved the form of Combined Hearing Notice and related notices; (e) approved the form of assumption and rejection notices; (f) set June 20, 2023, at 4:00 p.m. (prevailing Central Time), as the deadline for voting to accept or reject the Plan (the “Voting Deadline”), as well as the deadline for objecting to the Plan and final approval of the Disclosure Statement (the “Plan Objection Deadline”); and (g) set June 26, 2023, at 2:00 p.m. (prevailing Central Time) as the date and time for commencement of the Combined Hearing. 6. The Disclosure Statement contains (a) sufficient information of a kind necessary to satisfy the disclosure requirements of all applicable nonbankruptcy laws, rules, and regulations, including the Securities Act, and (b) “adequate information” (as such term is defined in section 1125(a) of the Bankruptcy Code and used in section 1126(b)(2) of the Bankruptcy Code) with respect to the Debtor, the Plan, and the transactions contemplated therein. The filing of the Disclosure Statement with the clerk of the Court satisfied Bankruptcy Rule 3016(b). F. Solicitation and Notice 7. As described in and evidenced by the Solicitation Affidavit and the Publication Certificate, the Plan, the Plan Supplement, the Disclosure Statement, the Solicitation Procedures Order, the Ballots for voting on the Plan, and the other materials distributed by the Debtor in connection with the solicitation of votes on, and Confirmation of, the Plan (collectively, the “Solicitation Materials”) were transmitted and served in good faith and in compliance with the Bankruptcy Rules, including Bankruptcy Rules 3017 and 3018, with the Local Rules, the Complex Case Procedures, and with the Solicitation Procedures Order. Notice of the Combined Hearing was appropriate and satisfactory based upon the circumstances of the Chapter 11 Case. The transmittal and service of the Solicitation Materials complied with the Solicitation Procedures Order, were appropriate and satisfactory based upon the circumstances of the Chapter 11 Case,

8 were conducted in good faith, and were in compliance with the provisions of the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, the Complex Case Procedures, and any other applicable rules, laws, and regulations. Because such transmittal and service were adequate and sufficient based upon the facts and circumstances of the Chapter 11 Case and pursuant to section 1128 of the Bankruptcy Code, Bankruptcy Rules 2002 and 3020, and other applicable law and rules, no other or further notice is necessary or shall be required and due, proper, timely and adequate notice of the Combined Hearing and Solicitation Materials has been provided in accordance with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, the Complex Case Procedures, and applicable non-bankruptcy law. 8. The period during which the Debtor solicited acceptances to the Plan was a reasonable and adequate period of time and the manner of such solicitation was an appropriate process for creditors to have made an informed decision to vote to accept or reject the Plan. G. Good Faith Solicitation 9. Based on the record in the Chapter 11 Case, the Released Parties and the Exculpated Parties have acted in “good faith” within the meaning of section 1125(e) of the Bankruptcy Code in compliance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules in connection with all their respective activities relating to the Plan, including, but not limited to, any action or inaction in connection with their participation in the activities described in section 1125 of the Bankruptcy Code, and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and all other applicable protections and rights provided in the Plan and this Confirmation Order. H. Voting Certification 10. On June 25, 2023, the Voting Certification was filed with the Court, certifying the method and results of the Ballots tabulated for Class 3 (Secured Debt Claims) and Class 4 (General

9 Unsecured Claims) (the “Voting Classes”). As evidenced by the Voting Certification, votes to accept or reject the Plan have been solicited and tabulated fairly, in good faith, and in a manner consistent with the Solicitation Procedures Order. The procedures used to tabulate Ballots were fair and conducted in accordance with the Solicitation Procedures Order, the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, the Complex Case Procedures, and all other applicable rules, laws, and regulations. 11. As set forth in the Plan and the Disclosure Statement, only Holders of Claims in the Voting Classes were eligible to vote on the Plan. Under section 1126(f) of the Bankruptcy Code, Holders of Claims in Class 1 (Other Secured Claims), Class 2 (Other Priority Claims), and Class 5 (General Unsecured Convenience Claims) are Unimpaired and are presumed to have accepted the Plan. Holders of Claims and Interests in Class 6 (Section 510(b) Claims) and Class 7 (Existing NCM Interests) are Impaired, deemed to reject the Plan, and were not entitled to vote on the Plan. Holders of such Claims and Interests in Classes 1, 2, 5, 6, and 7 are presumed to have accepted the Plan or deemed to have rejected the Plan and were not entitled to vote on the Plan. 12. As evidenced by the Voting Certification, Class 3 (Secured Debt Claims) and Class 4 (General Unsecured Claims) voted to accept the Plan. I. Plan Supplement 13. The Plan Supplement (including as subsequently modified, supplemented, or otherwise amended pursuant to a filing with the Court), complies with the terms of the Plan, and the Debtor provided good and proper notice of its filing in accordance with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, the Complex Case Procedures, the Solicitation Procedures Order, and all other applicable laws, rules, and regulations. All documents included in the Plan Supplement are integral to, part of, and incorporated by reference into the Plan. Subject to the terms of the Plan and the Restructuring Support Agreement, the Debtor, with the consent of the

10 Required Consenting Creditors, is authorized to alter, amend, update, modify, or supplement the Plan Supplement before the Effective Date; provided, that, the Plan Supplement may not be altered, amended, updated, modified or supplemented in any manner that adversely affects the Creditors’ Committee Settlement without the prior written consent of the Creditors’ Committee. The transmittal and notice of the Plan Supplement (and all documents identified therein) were appropriate and satisfactory based upon the circumstances of the Chapter 11 Case and were conducted in good faith. No other or further notice with respect to the Plan Supplement (and all documents identified therein) is necessary or shall be required. J. Modifications to the Plan 14. Pursuant to, and in compliance with, section 1127 of the Bankruptcy Code, the Debtor has proposed certain modifications to the Plan as reflected therein (the “Plan Modifications”). In accordance with Bankruptcy Rule 3019, the Plan Modifications do not (a) constitute material modifications of the Plan under section 1127 of the Bankruptcy Code, (b) cause the Plan to fail to meet the requirements of sections 1122 or 1123 of the Bankruptcy Code, (c) materially or adversely affect or change the treatment of any Claims or Interests, (d) require re-solicitation of any Holders of Claims, or (e) require that any such Holders be afforded an opportunity to change previously cast acceptances or rejections of the Plan. Under the circumstances, the form and manner of notice of the Plan Modifications were adequate, and no other or further notice of the Plan Modifications is necessary or required. In accordance with section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, all Holders of Claims that voted to accept the Plan or that are conclusively presumed to have accepted the Plan, as applicable, are deemed to have accepted the Plan as modified by the Plan Modifications. No Holder of a Claim that has voted to accept the Plan shall be permitted to change its acceptance to a rejection as a consequence of the Plan Modifications.

11 K. Objections 15. To the extent that any objections (whether formal or informal), reservations of rights, statements, or joinders with respect to final approval of the Disclosure Statement and Confirmation have not been adjourned, resolved, withdrawn, waived, or settled prior to entry of this Confirmation Order or otherwise resolved herein, they are hereby overruled on the merits based on the record before the Court. L. Burden of Proof 16. The Debtor, as the proponent of the Plan, has met its burden of proving the applicable elements of sections 1129(a) and 1129(b) of the Bankruptcy Code by a preponderance of the evidence, which is the applicable evidentiary standard for Confirmation of the Plan. In addition, and to the extent applicable, the Plan is confirmable under the clear and convincing evidentiary standard. Each witness who testified or submitted a declaration on behalf of the Debtor or any other party, in support of the Plan and Confirmation in connection with the Combined Hearing was credible, reliable, and qualified to testify as to the topics addressed in his or her testimony. M. Bankruptcy Rule 3016 17. The Plan and all modifications thereto are dated and identify the Debtor as the proponent of the Plan, thereby satisfying Bankruptcy Rule 3016(a). The filing of the Disclosure Statement satisfied Bankruptcy Rule 3016(b). The discharge, release, injunction, and exculpation provisions of the Plan are set forth in bold therein and in the Disclosure Statement, thereby complying with Bankruptcy Rule 3016(c). N. Plan Compliance with the Bankruptcy Code (11 U.S.C. § 1129(a)(1)) 18. The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(1) of the Bankruptcy Code. More particularly:

12 (i) Proper Classification (11 U.S.C. §§ 1122, 1123(a)(1)) 19. The classification of Claims and Interests under the Plan is proper under the Bankruptcy Code. As required by section 1123(a)(1) of the Bankruptcy Code, other than Administrative Claims (including Allowed Professional Fee Claims, Restructuring Fees and Expenses, and all fees and charges assessed against the Estate under section 1930 of title 28 of the U.S. Code), and Priority Tax Claims, which need not be classified, Article III of the Plan designates seven (7) Classes of Claims and Interests. As required by section 1122(a) of the Bankruptcy Code, the Claims and Interests placed in each Class are substantially similar to the other Claims and Interests, as the case may be, in each such Class. Valid business, factual, and legal reasons exist for separately classifying the various Classes of Claims and Interests created under the Plan, and the classifications were not implemented for improper purposes. Thus, the Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code. (ii) Specified Unimpaired Classes (11 U.S.C. § 1123(a)(2)) 20. Article III of the Plan specifies that Claims and Interests in Class 1 (Other Secured Claims), Class 2 (Other Priority Claims), and Class 5 (General Unsecured Convenience Claims) are Unimpaired under the Plan, thereby satisfying the requirements of section 1123(a)(2) of the Bankruptcy Code. (iii) Specified Treatment of Impaired Classes (11 U.S.C. § 1123(a)(3)) 21. Article III of the Plan specifies the treatment of each Impaired Class under the Plan, including of Class 3 (Secured Debt Claims), Class 4 (General Unsecured Claims), Class 6 (Section 510(b) Claims), and Class 7 (Existing NCM Interests) thereby satisfying the requirements of section 1123(a)(3) of the Bankruptcy Code.

13 (iv) No Discrimination (11 U.S.C. § 1123(a)(4)) 22. Article III of the Plan provides the same treatment for each Claim or Interest within a particular Class except to the extent that a Holder of a particular Claim or Interest has agreed to a less favorable treatment of such Claim or Interest. Accordingly, the Plan satisfies the requirements of section 1123(a)(4) of the Bankruptcy Code. (v) Adequate Means for Plan Implementation (11 U.S.C. § 1123(a)(5)) 23. The Plan and the various documents and agreements included in the Plan Supplement and/or entered into in connection with the Plan, including Article IV of the Plan, provide for adequate and proper means for the Plan’s execution and implementation, including, without limitation: (a) consummation of the Restructuring Transactions and generally allowing for all corporate action necessary to effectuate the Restructuring Transactions; (b) funding distributions under the Plan with (i) Cash on hand on the Effective Date; (ii) proceeds from the Exit Facility; and (iii) the NCMI 9019 Capital Contribution; (c) entry into the Exit Facility and the Exit Facility Documents; (d) the continued corporate existence of the Debtor, except as otherwise provided in the Plan or the Plan Supplement; (e) vesting of assets in the Reorganized Debtor; (f) the assumption and/or assumption and amendment of certain of the Debtor’s Joint Venture Agreements; (g) authorization and approval of all corporate actions contemplated under the Plan; and (h) preservation of certain of the Debtor’s Causes of Action. The Plan, therefore, satisfies the requirements of section 1123(a)(5) of the Bankruptcy Code. Accordingly, the requirements of section 1123(a)(5) of the Bankruptcy Code are satisfied. (vi) Non-Voting Equity Securities (11 U.S.C. § 1123(a)(6)) 24. To the extent required under section 1123(a)(6) of the Bankruptcy Code, the New Governance Documents will prohibit the issuance of non-voting equity securities, with the exception of the Series B Preferred Units to be issued pursuant to, and as described in, the

14 Restructuring Transactions Memorandum and the Plan Supplement. Accordingly, the Plan satisfies the requirements of section 1123(a)(6) of the Bankruptcy Code. (vii) Designation of Directors and Officers (11 U.S.C. § 1123(a)(7)) 25. The Plan Supplement and Article 4.18 of the Plan set forth the manner of selection of the directors and officers of the Reorganized Debtor. The appointment, employment, or manner of selection of such individuals is consistent with the interests of Holders of Claims and Interests and with public policy. Accordingly, the Plan satisfies the requirements of section 1123(a)(7) of the Bankruptcy Code. O. Discretionary Contents of the Plan (11 U.S.C. § 1123(b)) 26. The Plan contains various provisions that may be construed as discretionary, but not necessary for Confirmation under the Bankruptcy Code. Each such discretionary provision complies with section 1123(b) of the Bankruptcy Code and is not inconsistent with the applicable provisions of the Bankruptcy Code. Thus, the Plan complies with section 1123(b) of the Bankruptcy Code. (i) Impairment/Unimpairment of Any Class of Claims or Interests (11 U.S.C. § 1123(b)(1)) 27. The Plan is consistent with section 1123(b)(1) of the Bankruptcy Code. Article III of the Plan Impairs or leaves Unimpaired each Class of Claims and Interests. (ii) Assumption and Rejection of Executory Contracts and Unexpired Leases (11 U.S.C. § 1123(b)(2)) 28. Article V of the Plan provides that all of the Debtor’s Executory Contracts and Unexpired Leases shall be deemed assumed as of the Effective Date except for any Executory Contract and Unexpired Lease that (a) was previously assumed or rejected; (b) previously expired or was terminated pursuant to its own terms; (c) is the subject of a motion to assume or assume and assign Filed on or before the Confirmation Date; or (d) is designated specifically, or by

15 category, as an Executory Contract or Unexpired Lease on the Schedule of Rejected Executory Contracts and Unexpired Leases. Notwithstanding anything to the contrary in the Plan, the terms of any Executory Contract or Unexpired Lease assumed pursuant to this Plan, this Confirmation Order, or any other Order of the Bankruptcy Court shall re-vest and be fully enforceable by the Reorganized Debtor in accordance with its terms, except as such terms may have been modified by written agreement of the Debtor and the applicable counterparty. This Confirmation Order will constitute an order of the Bankruptcy Court approving each proposed assumption, or proposed assumption and assignment, of Executory Contracts and Unexpired Leases pursuant to sections 365 and 1123 of the Bankruptcy Code as of the Effective Date. 29. In the event that the rejection of an Executory Contract or Unexpired Lease by the Debtor results in damages to the other party or parties to such contract or lease, a Claim for such damages shall be forever barred and shall not be enforceable against the Debtor or the Reorganized Debtor or their respective properties or interests in property as agents, successors, or assigns, unless a Proof of Claim is Filed with the Notice and Claims Agent and served upon counsel for the Debtor, the Reorganized Debtor, and the Consenting Creditors no later than fifteen (15) days after the date of this Confirmation Order approving such rejection of such Executory Contract or Unexpired Lease. Any such Claims, to the extent Allowed, shall be classified as General Unsecured Claims and shall be treated in accordance with Article III of the Plan. (iii) Settlement, Releases, Exculpation, Injunction, and Preservation of Claims and Causes of Action (11 U.S.C. § 1123(b)(3)) 30. The Plan is consistent with section 1123(b)(3) of the Bankruptcy Code. In accordance with section 363 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration of the distributions, settlements, and other benefits provided under the Plan, including the releases set forth in Article VIII thereof, except as stated otherwise in the Plan or this

16 Confirmation Order, the provisions of the Plan and this Confirmation Order (including the terms of the NCMI 9019 Settlement), shall constitute a good faith compromise and settlement of all Claims, Interests, Causes of Action, and controversies released, settled, compromised, discharged, satisfied, or otherwise resolved pursuant to the Plan. Such compromises and settlements are the product of extensive arms’-length, good faith negotiations and are fair, equitable, and reasonable and in the best interest of the Debtor and its Estate. 31. The releases of (a) the Independent Manager, (b) the Debtor’s and Reorganized Debtor’s current and former Affiliates, and (c) with respect to the foregoing clause (b), such Entities’ current and former, in each case, directors, managers, officers, control persons, equity holders (regardless of whether such interests are held directly or indirectly), affiliated investment funds or investment vehicles, participants, managed accounts or funds, fund advisors, predecessors, successors, assigns, subsidiaries, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, investment managers, and other professionals, each in their capacity as such (collectively, the “Debtor Related Parties”) are an integral component of the settlements and compromises embodied in the Plan. The Debtor Related Parties: (a) made substantial and valuable contributions to the Debtor’s restructuring and the Estate, including through extensive negotiations with various stakeholders, and ensured the uninterrupted operation of the Debtor’s business during the Chapter 11 Case; (b) invested significant time and effort to make the Debtor’s restructuring a success and preserve the value of the Debtor’s Estate in a challenging operating environment; (c) attended and, in certain instances, participated in Court hearings; (d) attended numerous board meetings related to the restructuring and directed the restructuring negotiations that led to the Restructuring Support Agreement, the Regal Approval Order, and the Plan; (e) are

17 entitled to indemnification from the Debtor under applicable law, organizational documents, and agreements; (f) invested significant time and effort in the preparation of the Plan, the Disclosure Statement, the Plan Supplement, the Plan Documents (as defined herein), all support analyses, and the numerous other pleadings filed in the Chapter 11 Case, thereby ensuring the smooth administration of the Chapter 11 Case; and (g) are entitled to all other benefits under any employment contracts with the Debtor. The releases of the Debtor Related Parties contained in the Plan have the consent of the Debtor and the Releasing Parties and are in the best interest of the Estate. 32. Similarly, the releases of the other Released Parties are an integral component of the settlements and compromises embodied in the Plan and are given for good and valuable consideration provided by the Released Parties. The releases granted by the Releasing Parties described in Article 8.3 of the Plan (the “Third-Party Release”) facilitated participation by the Released Parties in both the Plan and the chapter 11 process and was critical in reaching consensus to support the Plan. The releases in favor of the Released Parties, including, among others, the Consenting Creditors and NCMI, were a necessary element of consideration that the Consenting Creditors and NCMI required as a condition to, as applicable, agreeing to support the Plan and entering into the Restructuring Support Agreement. Among other things, the Consenting Creditors agreed to equitize certain of their Claims to significantly deleverage the Debtor’s prepetition capital structure and provide exit financing commitments if the Debtor is unable to secure financing from a third-party lender on terms acceptable to the Required Consenting Creditors, or otherwise facilitate the implementation of the Restructuring Transactions contemplated by the Plan to position the Debtor for future success post-emergence. The releases of the Released Parties

18 contained in the Plan have the consent of the Debtor and the other Releasing Parties and are in the best interests of the Debtor’s Estate. (iv) Debtor Release 33. The releases of Claims and Causes of Action by the Debtor described in Article 8.2 of the Plan (the “Debtor Release”) represent a valid exercise of the Debtor’s business judgment under Bankruptcy Rule 9019. The Debtor Release is fair and equitable and in accordance with section 1123(b) of the Bankruptcy Code. 34. The Debtor Release is an integral part of the Plan and is in the best interest of the Debtor’s Estate as a component of the comprehensive settlement implemented under the Plan. The probability of success in litigation with respect to the released Claims and Causes of Action, when weighed against the costs, supports the Debtor Release. The Plan, including the Debtor Release, was negotiated by sophisticated parties represented by able counsel and advisors, including the Ad Hoc Group and NCMI. The Debtor Release is therefore the result of a hard fought and arm’s- length negotiation conducted in good faith. 35. The Debtor Release appropriately offers protection to parties that contributed to the Debtor’s restructuring process. Each of the Released Parties made significant concessions in and contributions to this Chapter 11 Case. The Debtor Release for the Debtor Related Parties is appropriate because the Debtor Related Parties share an identity of interest with the Debtor, supported the Plan and this Chapter 11 Case, actively participated in meetings, hearings, and negotiations during this Chapter 11 Case, and have provided other valuable consideration to the Debtor to facilitate the Debtor’s reorganization. 36. The scope of the Debtor Release is appropriately tailored to the facts and circumstances of the Chapter 11 Case. The Debtor Release is appropriate in light of, among other

19 things, the value provided by the Released Parties to the Debtor’s Estate and the critical importance of the Debtor Release to the Plan. (v) Third-Party Release 37. The Third-Party Release is an essential provision of the Plan and is: (a) in exchange for the good and valuable consideration provided by the Released Parties; (b) a good faith and arms’-length settlement and compromise of the Claims and Causes of Action released thereby; (c) materially beneficial to, and in the best interest of, the Debtor, its Estate, and its stakeholders; (d) critical to the overall success of the Plan; (e) fair, equitable, and reasonable; (f) given and made after due notice and opportunity for hearing; and (g) consistent with sections 105, 524, 1123, 1129, and 1141 and other applicable provisions of the Bankruptcy Code. 38. The Third-Party Release is an integral part of the Plan. Like the Debtor Release, the Third-Party Release facilitated participation of critical parties in interest in both the Plan process and the chapter 11 process generally. The Third-Party Release was critical to incentivizing parties in interest to support the Plan by providing critical concessions and funding, and to preventing costly and time-consuming litigation regarding various parties’ respective rights and interests. The Third-Party Release was a core negotiation point and was instrumental in developing a Plan that maximized value for all of the Debtor’s stakeholders. The Third-Party Release is designed to provide finality for the Debtor, the Reorganized Debtor, and the Released Parties. As such, the Third-Party Release appropriately offers certain protections to parties who constructively participated in the Debtor’s restructuring. 39. The Third-Party Release is consensual. The Plan and the Disclosure Statement provide appropriate and specific disclosure with respect to the Entities, Claims, and Causes of Action that are subject to the Third-Party Release and no additional disclosure is necessary. As evidenced by the Solicitation Affidavit and the Publication Certificate, the Debtor provided actual

20 notice to all known parties in interest, including all known Holders of Claims and Interests, as well as published notice in national and international publications for the benefit of unknown parties in interest, and no further or other notice is necessary. Additionally, the release provisions of the Plan were conspicuous, emphasized with boldface type in the Plan and the Disclosure Statement, and included in the Ballots and applicable notices. Except as set forth in the Plan, all Releasing Parties were properly informed that unless they checked the “Opt Out” box on the applicable Ballot or opt-out form and returned the same in advance of the Voting Deadline, they would be deemed to have expressly consented to the release of all Claims and Causes of Action against the Released Parties. 40. The scope of the Third-Party Release is appropriately tailored to the facts and circumstances of this Chapter 11 Case, as it explicitly does not provide a release of (a) any post- Effective Date obligations of any party or Entity under the Restructuring Support Agreement, the Plan, any Definitive Document executed in connection with the Restructuring Transactions, or any other document, instrument, or agreement executed to implement the Plan, (ii) any of the Debtor’s or the Reorganized Debtor’s assumed indemnification provisions as set forth in the Plan, (iii) obligations under the Prepetition Documents, that, by their express terms, survive the termination thereof, including the rights of the applicable Agent or trustee to expense reimbursement, indemnification and similar amounts, or (iv) Claims related to any act or omission that is determined in a Final Order by a court of competent jurisdiction to have constituted actual fraud, willful misconduct, or gross negligence. 41. In light of, among other things, the consensual nature of the Third-Party Release, the critical role of the Third-Party Release in obtaining the requisite support of the Debtor’s

21 stakeholders needed to confirm the Plan, and the significant value provided by the Released Parties to the Debtor’s Estate, the Third-Party Release is appropriate. (vi) Exculpation 42. The exculpation provisions set forth in Article 8.4 of the Plan are essential to the Plan, appropriate under applicable law, including In re Highland Capital Mgmt., L.P., 48 F.4th 419 (5th Cir. 2022), and constitute a proper exercise of the Debtor’s business judgment. The exculpation provisions were proposed in good faith, were formulated following extensive, good faith, arm’s-length negotiations with key constituents, and are appropriately limited in scope to achieve the overall purpose of the Plan. Each Exculpated Party made significant contributions to the Chapter 11 Case, including with respect to the negotiation and implementation of the Restructuring Transactions embodied in the Plan. The Exculpated Parties have, and upon Consummation of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan. The exculpation provisions do not relieve any party of liability for an act or omission to the extent such act or omission is determined by a final order of a court of competent jurisdiction to have constituted actual fraud, willful misconduct, or gross negligence. 43. Notwithstanding anything to the contrary in this Confirmation Order, no Person or Entity may commence or pursue a Claim or Cause of Action of any kind against the Debtor, the Reorganized Debtor, the Released Parties, or the Exculpated Parties that relates to or is reasonably likely to relate to any act or omission in connection with, relating to, or arising out of a Claim or Cause of Action related to the Chapter 11 Case, the formulation, preparation, dissemination,

22 negotiation, or Filing of the Restructuring Support Agreement and related prepetition transactions, the Disclosure Statement, the Plan, the Plan Supplement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Restructuring Support Agreement, the Prepetition Documents, the filing of the Chapter 11 Case, the Exit Facility, the Exit Facility Documents, solicitation of votes on the Plan, the prepetition negotiation and settlement of Claims, the pursuit of Confirmation and Consummation of the Plan, including the issuance or distribution of any debt (including the Exit Facility) and/or securities (including the New NCM Common Units or equity in NCMI issued in connection therewith) pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date related or relating to any of the foregoing, without regard to whether such Person or Entity is a Releasing Party, without the Bankruptcy Court (a) first determining, after notice and a hearing, that such Claim or Cause of Action represents a colorable Claim of any kind, and (b) specifically authorizing such Person or Entity to bring such Claim or Cause of Action against the Debtor, Reorganized Debtor, Exculpated Party, or Released Party. 44. The record in the Chapter 11 Case fully supports the exculpation provisions, which are appropriately tailored to protect the Exculpated Parties from inappropriate litigation arising from their participation in the Chapter 11 Case and the Debtor’s restructuring and are consistent with the Bankruptcy Code and applicable law. (vii) Discharge; Release of Liens 45. The discharge and release provisions set forth in Articles 8.1 and 8.7 of the Plan are essential to the Plan and are necessary to preserve and enforce the discharges provided under the Plan, as well as the Debtor Release, the Third-Party Release, and the exculpation provisions of

23 the Plan. Such discharge and release provisions are appropriately tailored to achieve those purposes. (viii) Injunction 46. The injunction provisions set forth in Article 8.5 of the Plan are essential to the Plan and are necessary to implement, preserve, and enforce the discharge, release, and exculpation provisions of the Plan. The injunction provisions are appropriately tailored to achieve those purposes. (ix) Preservation of Claims and Causes of Action 47. The provisions set forth in Article 4.19 of the Plan regarding the preservation of Causes of Action in the Plan are appropriate and are in the best interests of the Debtor, its Estate, and Holders of Claims and Interests. (x) Other Appropriate Provisions (11 U.S.C. § 1123(b)(6)) 48. The Plan’s other provisions are appropriate and consistent with the applicable provisions of the Bankruptcy Code, including provisions for (a) distributions to Holders of Claims and Interests, (b) allowance of certain Claims, (c) indemnification obligations, and (d) the retention of Court jurisdiction, thereby satisfying the requirements of section 1123(b)(6) of the Bankruptcy Code. P. Cure of Defaults (11 U.S.C. § 1123(d)) 49. Article 5.2 of the Plan provides for the satisfaction of Cure Claims associated with each Executory Contract or Unexpired Lease to be assumed in accordance with section 365(b)(1) of the Bankruptcy Code. The Debtor or the Reorganized Debtor, as applicable, shall pay any undisputed portion of a Cure Claim, if any, on (a) the Effective Date or as soon as reasonably practicable thereafter for Executory Contracts and Unexpired Leases assumed as of the Effective Date or (b) the assumption effective date, if different than the Effective Date. Any disputed cure

24 amount will be determined in accordance with the procedures set forth in Article 5.2 of the Plan and applicable bankruptcy and non-bankruptcy law. In the event of a dispute regarding (1) the amount of any payments to cure such a default, (2) the ability of the Reorganized Debtor or any assignee to provide “adequate assurance of future performance” (within the meaning of Section 365 of the Bankruptcy Code) under the Executory Contract or Unexpired Lease to be assumed, or (3) any other matter pertaining to assumption, the Cure Claim payments required by Section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order or orders resolving the dispute and approving the assumption; provided, that, the Reorganized Debtor may settle any such dispute without any further notice to, or action, order, or approval of the Bankruptcy Court or any other Entity. The Debtor provided sufficient notice to the counterparties to the Executory Contracts and Unexpired Leases to be assumed under the Plan. Thus, the Plan complies with section 1123(d) of the Bankruptcy Code. Q. Compliance of the Debtor and Others with the Applicable Provisions of the Bankruptcy Code (11 U.S.C. § 1129(a)(2)) 50. The Debtor, as the proponent of the Plan, has complied with all applicable provisions of the Bankruptcy Code as required by section 1129(a)(2) of the Bankruptcy Code, including sections 1122, 1123, 1124, 1125, 1126, and 1128, and Bankruptcy Rules 3017, 3018, and 3019. 51. The Debtor solicited votes to accept or reject the Plan after the Court conditionally approved the adequacy of the Disclosure Statement, pursuant to section 1125(a) of the Bankruptcy Code and the Solicitation Procedures Order. 52. The Debtor and the Debtor Related Parties, as applicable, have solicited and tabulated votes on the Plan and have participated in the activities described in section 1125 of the Bankruptcy Code fairly, in good faith within the meaning of section 1125(e), and in a manner

25 consistent with the applicable provisions of the Solicitation Procedures Order, the Disclosure Statement, the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, the Complex Case Procedures, and all other applicable rules, laws, and regulations in connection with all of their respective activities relating to support and consummation of the Plan, including the negotiation, execution, delivery, and performance of the Restructuring Support Agreement, and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code, the exculpation provisions set forth in the Plan, and all other protections and rights provided in the Plan. 53. So long as the offering, issuance, and distribution of recoveries under the Plan are made pursuant to, and in compliance with, the Plan, the Debtor, and the Debtor Related Parties, as applicable, will have participated in such offering, issuance, and distribution of recoveries in good faith and in compliance with the applicable provisions of the Bankruptcy Code and, therefore, are not, and will not be, on account of such offering, issuance, and distributions, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or distributions made thereunder. R. Plan Proposed in Good Faith (11 U.S.C. § 1129(a)(3)) 54. The Debtor has proposed the Plan (including the Plan Supplement and all other documents necessary or appropriate to effectuate the Plan) in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding the filing of the Chapter 11 Case, the Plan itself, the process leading to its formulation, the process leading to Confirmation, the support of Holders of Claims in the Voting Classes for the Plan, and the transactions to be implemented pursuant thereto. The Debtor’s good faith is evident from the facts and record of the Chapter 11 Case, the Disclosure Statement, the hearing to conditionally approve the Disclosure Statement, and the record of the Combined

26 Hearing and other proceedings held in the Chapter 11 Case. The Plan was proposed with the legitimate and honest purpose of maximizing the value of the Debtor’s Estate and to effectuate a successful reorganization of the Debtor. The Definitive Documents are the product of extensive negotiations conducted at arm’s length among, as applicable, the Debtor, the Ad Hoc Group, NCMI, and their respective professionals. Further, the Plan’s classification, indemnification, settlement, discharge, exculpation, release, and injunction provisions have been negotiated in good faith and at arm’s length, are consistent with sections 105, 1122, 1123(b)(3)(A), 1123(b)(6), 1129, and 1142 of the Bankruptcy Code, and each is integral to the Plan, supported by valuable consideration, and necessary to the Debtor’s successful reorganization. Accordingly, the requirements of section 1129(a)(3) of the Bankruptcy Code are satisfied. S. Payment for Services or Costs and Expenses (11 U.S.C. § 1129(a)(4)) 55. Any payment made or to be made by the Debtor for services or for costs and expenses of the Debtor’s professionals in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, has been approved by or is subject to the approval of the Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code. T. Directors, Officers, and Insiders (11 U.S.C. § 1129(a)(5)) 56. On and after the Effective Date, the Reorganized Debtor shall continue to be managed by NCMI pursuant to the Amended LLC Agreement and the MSA. The identities of the board of directors at NCMI on the Effective Date have been disclosed at or prior to the Combined Hearing to the extent such information is available. The proposed directors for NCMI are qualified, and their appointment to such roles is consistent with the interests of the Holders of Claims and Interests and with public policy. Accordingly, the Plan satisfies the requirements of section 1129(a)(5) of the Bankruptcy Code.

27 U. No Rate Changes (11 U.S.C. § 1129(a)(6)) 57. Section 1129(a)(6) of the Bankruptcy Code is satisfied because the Plan does not provide for any rate change over which a governmental regulatory commission has jurisdiction. V. Best Interests of Holders of Claims and Interests (11 U.S.C. § 1129(a)(7)) 58. The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. The Liquidation Analysis attached as Exhibit C to the Disclosure Statement and the other evidence related thereto in support of Confirmation that was presented, proffered, or adduced at or prior to the Combined Hearing, including the Gray Declaration: (a) are reasonable, persuasive, credible, and accurate as of the dates such analyses and evidence were prepared, presented, or proffered; (b) utilize reasonable and appropriate methodologies and assumptions; (c) have not been controverted by other evidence; and (d) establish that each Holder of an Impaired Claim or Interest either has accepted the Plan or will receive or retain under the Plan, on account of such Claim or Interest, property of a value, as of the Effective Date, that is not less than the amount that such Holder would receive or retain if the Debtor was liquidated under chapter 7 of the Bankruptcy Code on such date. W. Acceptance by Certain Classes (11 U.S.C. § 1129(a)(8)) 59. Class 1 (Other Secured Claims), Class 2 (Other Priority Claims), and Class 5 (General Unsecured Convenience Claims) are Unimpaired by the Plan under section 1124 of the Bankruptcy Code and, accordingly, Holders of Claims in such Classes are conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code. As established by the Voting Certification, Class 3 (Secured Debt Claims) and Class 4 (General Unsecured Claims) are Impaired by the Plan. Holders of Claims in Class 3 (Secured Debt Claims) and Class 4 (General Unsecured Claims) have voted to accept the Plan. Claims and Interests in Class 6 (Section 510(b) Claims) and Class 7 (Existing NCM Interests) are Impaired and presumed to have

28 rejected the Plan. Notwithstanding the foregoing, the Plan is confirmable because it satisfies sections 1129(a)(10) and 1129(b) of the Bankruptcy Code. X. Treatment of Claims Entitled to Priority Under § 507 of the Bankruptcy Code (11 U.S.C. § 1129(a)(9)) 60. The treatment of Allowed Administrative Claims, Allowed Priority Tax Claims, and Allowed Other Priority Claims pursuant to Articles II and III of the Plan satisfies the requirements of section 1129(a)(9) of the Bankruptcy Code. Y. Acceptance by at Least One Impaired Class of Claims (11 U.S.C. § 1129(a)(10)) 61. The Plan satisfies the requirements of section 1129(a)(10) of the Bankruptcy Code. As evidenced by the Voting Certification, Class 3 (Secured Debt Claims) and Class 4 (General Unsecured Claims), which are Impaired, voted to accept the Plan by the requisite numbers and amounts of Claims, as determined without including any acceptance of the Plan by any insider (as that term is defined in section 101(31) of the Bankruptcy Code). Z. Feasibility (11 U.S.C. § 1129(a)(11)) 62. The Financial Projections attached as Exhibit E to the Disclosure Statement and the evidence that was proffered or adduced at or prior to the Combined Hearing: (a) are reasonable, persuasive, and credible; (b) have not been rebutted by other evidence; (c) utilize reasonable and appropriate methodologies and assumptions; (d) establish that the Plan is feasible and that there is a reasonable prospect of the Reorganized Debtor being able to meet its financial obligations under the Plan and in the ordinary course of business, and that Confirmation of the Plan is not likely to be followed by liquidation or the need for further financial reorganization of the Reorganized Debtor or any successor to the Reorganized Debtor under the Plan; and (e) establish that the Reorganized Debtor will have sufficient funds available to meet its obligations under the Plan. Accordingly, the Plan satisfies the requirements of section 1129(a)(11) of the Bankruptcy Code.

29 AA. Payment of Fees (11 U.S.C. § 1129(a)(12)) 63. As set forth in Article 2.5 of the Plan, all fees and charges assessed against the Estate under section 1930 of title 28 that are due and payable prior to the Effective Date shall be paid by the Debtor in full on the Effective Date. After the Effective Date, the Reorganized Debtor shall pay any and all such fees when due and payable, and shall File with the Court quarterly reports in a form reasonably acceptable to the U.S. Trustee. The Debtor shall remain obligated to file post-confirmation quarterly reports and pay quarterly fees to the U.S. Trustee until the earliest date upon which the Chapter 11 Case is closed, dismissed, or converted to a case under chapter 7 of the Bankruptcy Code. Accordingly, the Plan satisfies the requirements of section 1129(a)(12) of the Bankruptcy Code. BB. Non-Applicability of Certain Sections (11 U.S.C. § 1129(a)(13), (14), (15), and (16)) 64. The Debtor does not provide any retiree benefits, owe any domestic support obligations, is not an individual, and is not a nonprofit corporation. Therefore, sections 1129(a)(13), 1129(a)(14), 1129(a)(15), and 1129(a)(16) of the Bankruptcy Code do not apply to the Chapter 11 Case. CC. Confirmation of Plan Over Nonacceptance of Impaired Classes (11 U.S.C. § 1129(b)) 65. Pursuant to section 1129(b)(1) of the Bankruptcy Code, the Plan may be confirmed despite the fact that Class 1 (Other Secured Claims), Class 2 (Other Priority Claims), Class 5 (General Unsecured Convenience Claims), Class 6 (Section 510(b) Claims), and Class 7 (Existing NCM Interests) which are Unimpaired or Impaired and presumed to have accepted the Plan or deemed to have rejected the Plan, and have not voted to accept the Plan, because the Plan meets the “cramdown” requirements for confirmation under section 1129(b) of the Bankruptcy Code. 66. To the extent the requirements of section 1129(a)(8) of the Bankruptcy Code may not have been met with respect to Class 6 and Class 7 the Plan may be confirmed pursuant to

30 section 1129(b) of the Bankruptcy Code because the Debtor has demonstrated by a preponderance of the evidence that the Plan (a) satisfies all of the other requirements of section 1129(a) of the Bankruptcy Code and (b) does not “discriminate unfairly” pursuant to section 1129(b)(1) and is “fair and equitable” pursuant to section 1129(b)(2), with respect to Classes 6 and 7. Based upon the evidence proffered, adduced, and presented by the Debtor prior to or at the Combined Hearing, the Plan does not discriminate unfairly and is fair and equitable with respect to the aforementioned Classes, as required by sections 1129(b)(1) and 1129(b)(2) of the Bankruptcy Code, because to the extent the Plan treats any Classes differently, there are valid business, legal, and factual reasons to do so. Specifically, any Holders of Section 510(b) Claims and Existing NCM Interests are legally distinct in nature from all other Classes—no other Classes have similar legal rights. The Plan, therefore, satisfies the requirements of section 1129(b) of the Bankruptcy Code and may be confirmed notwithstanding any rejection or deemed rejection, as applicable, of the Plan by Class 6 (Section 510(b) Claims) and Class 7 (Existing NCM Interests). DD. Only One Plan (11 U.S.C. § 1129(c)) 67. The Plan is the only plan filed in the Chapter 11 Case and, accordingly, satisfies section 1129(c) of the Bankruptcy Code. EE. Principal Purpose of the Plan (11 U.S.C. § 1129(d)) 68. The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act of 1933, thereby satisfying section 1129(d) of the Bankruptcy Code. FF. Not Small Business Case (11 U.S.C. § 1129(e)) 69. This Chapter 11 Case is not a small business case and, accordingly, section 1129(e) of the Bankruptcy Code is inapplicable in the Chapter 11 Case.

31 GG. Satisfaction of Confirmation Requirements 70. Based upon the foregoing and all other pleadings and evidence proffered or adduced at or prior to the Combined Hearing, the Plan, and the Debtor, as applicable, satisfy all the requirements for Confirmation set forth in section 1129 of the Bankruptcy Code. HH. Valuation. 71. The valuation analysis attached as Exhibit D of the Disclosure Statement (the “Valuation Analysis”), the evidence adduced at the Combined Hearing, including in the Quaintance Declaration, and the estimated (i) value of the Unsecured Deficiency Claim and (ii) post-emergence enterprise value of the Reorganized Debtor are reasonable and credible. All parties in interest have been given a fair and reasonable opportunity to challenge the Valuation Analysis, and such challenges have been overruled. The Valuation Analysis (a) is reasonable, persuasive, and credible as of the date such analysis was prepared, presented, or proffered, and (b) uses reasonable and appropriate methodologies and assumptions. II. Plan Implementation 72. The terms of the Plan, including the Plan Supplement, and all exhibits and schedules thereto, the Restructuring Transactions Memorandum, and all other agreements, instruments, or other documents filed in connection with the Plan, and/or executed or to be executed in connection with the transactions contemplated by the Plan and all amendments and modifications of any of the foregoing made pursuant to the provisions of the Plan governing such amendments and modifications (collectively, and as each may be amended, supplemented, or modified, the “Plan Documents”), are incorporated by reference, are approved in all respects, and are nonseverable from, mutually dependent on and constitute an integral part of this Confirmation Order. The Debtor has exercised reasonable business judgment in determining which agreements to enter into and has provided sufficient and adequate notice of such documents and agreements.

32 The terms and conditions of such documents and agreements have been negotiated in good faith and at arm’s length, are fair and reasonable, reflect the exchange of reasonably equivalent value, as applicable, and are reaffirmed and approved. 73. The terms of the Plan, the Plan Supplement and all exhibits thereto, and all other relevant and necessary documents shall be effective and binding as of the Effective Date (unless different date(s) is/are specified in the applicable foregoing documents, in which case the applicable terms shall be effective and binding on such date(s)) on the Debtor and any Holder of a Claim or Interest, whether or not the Claim or Interest is Impaired under the Plan and whether or not the Holder of such Claim or Interest has accepted the Plan and any other party in interest. JJ. Binding and Enforceable 74. The Plan and the Plan Documents have been negotiated in good faith and at arm’s length and, subject to the occurrence of the Effective Date, shall bind any and all Holders of Claims and/or Interests and each such Holder’s respective agents, successors, and assigns (whether or not the Claim and/or Interest is Impaired under the Plan, whether or not such Holder has accepted or rejected the Plan, and whether or not such Holder is entitled to a distribution under the Plan), all Entities that are parties to or are subject to the settlements, compromises, releases and injunctions described in the Plan, each Entity acquiring property under the Plan or this Confirmation Order, and any and all non-Debtor parties to Executory Contracts or Unexpired Leases with the Debtor. The Plan constitutes legal, valid, binding, and authorized obligations of the respective parties thereto and shall be enforceable in accordance with their terms. Pursuant to section 1142(a) of the Bankruptcy Code, the provisions of this Confirmation Order, the Plan and Plan Documents shall apply and be enforceable notwithstanding any otherwise applicable non-bankruptcy law. Subject to the consent and approval rights of applicable parties set forth in the Plan and the Restructuring Support Agreement, the Debtor is authorized to take any action reasonably necessary or

33 appropriate to consummate the Plan and the transactions described in, contemplated by, or necessary to effectuate the Plan. KK. Executory Contracts and Unexpired Leases 75. The Debtor has exercised reasonable business judgment in determining whether to assume or reject each of its Executory Contracts and Unexpired Leases pursuant to sections 365 and 1123(b)(2) of the Bankruptcy Code and Article V of the Plan. Each assumption of an Executory Contract or Unexpired Lease pursuant to Article V of the Plan shall be legal, valid, and binding upon the Debtor or the Reorganized Debtor, as applicable, and its successors and assigns and each non-Debtor party and its successors and assigns to such Executory Contract or Unexpired Lease, all to the same extent as if such assumption were effectuated pursuant to an order of the Court under section 365 of the Bankruptcy Code entered before entry of this Confirmation Order. Except as set forth in separate orders entered by the Court relating to assumption of Executory Contracts or Unexpired Leases, the Debtor has cured or provided adequate assurances that the Debtor or the Reorganized Debtor, as applicable, will cure defaults (if any) under or relating to each Executory Contract and Unexpired Lease assumed under the Plan, except where objections related to cure amounts have been adjourned to a subsequent hearing. LL. Certain Issues Related to Common Unit Adjustment Agreement 76. Solely with respect to Cinemark, the Interests in the Debtor referenced in that certain March 29, 2023 Notice of Determination (the “Cinemark CUAA Units”) were never issued by the Debtor and shall not be issued by the Debtor under or in connection with the Plan or the Joint Venture Agreements. Cinemark agrees that notwithstanding its objection at Docket No. 335, it hereby waives any objection related to the Cinemark CUAA Units and shall not appeal any aspect of this Confirmation Order on the basis of the issuance or non-issuance of the Cinemark CUAA Units.

34 77. Solely with respect to AMC, pursuant to section 4(a) of the Common Unit Adjustment Agreement and that certain March 29, 2023 Notice of Determination, the Debtor shall issue 16,581,829 Common Units (as defined in the LLC Agreement) (the “AMC CUAA Units”) on or immediately before the Effective Date. Notwithstanding AMC’s objection at Docket No. 332 (i) the AMC CUAA Units shall constitute Existing NCM Interests for all purposes under the Plan and shall be cancelled pursuant to Article 3.2(g) of the Plan on the Effective Date; (ii) the AMC CUAA Units shall not be entitled to redemption pursuant to section 9.1 of the LLC Agreement; and (iii) the Debtor is authorized to assume the AMC ESA on the Effective Date. MM. Exit Facility 78. The Exit Facility is an essential element of the Plan, is necessary for Confirmation and Consummation of the Plan, and is critical to the overall success and feasibility of the Plan. Additionally, the Debtor has exercised reasonable business judgment in determining to enter into the Exit Facility and has provided sufficient and adequate notice of the material terms of the Exit Facility. The terms and conditions of the Exit Facility as currently contemplated in the Exit Facility Term Sheet (and any commitments, engagements, or similar arrangements with respect to the provisions, arrangement or structuring thereof) are fair and reasonable, reflect the Debtor’s exercise of prudent business judgment consistent with its fiduciary duties, are supported by reasonably equivalent value and fair consideration. 79. The Exit Facility, the Exit Facility Documents, and all transactions contemplated thereby and thereunder (including the payment of all premiums, fees, consideration, indemnities, and expenses thereunder, and the granting by the Debtor and the Reorganized Debtor of Liens on, and security interests in, the collateral granted under the Exit Facility and Exit Facility Documents, for the benefit of the Exit Facility Agent and other secured parties, in accordance with the Plan (the “Exit Liens”), are appropriate. The Debtor and Reorganized Debtor are authorized, without

35 further approval of the Court or further corporate, limited liability company, or similar action, to execute and deliver all agreements, documents, instruments, and certificates relating to the Exit Facility and perform their obligations thereunder, including the creation and perfection of the Exit Liens in connection therewith. NN. Issuance and Distribution of New NCM Common Units 80. Subject to the Restructuring Transactions, the Structuring Considerations, and the NCMI 9019 Settlement, the Reorganized Debtor shall issue and distribute, or otherwise transfer, the New NCM Common Units pursuant to the Plan and the Restructuring Transactions Memorandum. As a condition to receiving the New NCM Common Units, Holders of Allowed Claims in Class 3 who have not made (or been deemed to have made) an NCMI Election shall be required to execute and deliver the Amended LLC Agreement in substantially the form provided in the Plan Supplement. Notwithstanding any failure to execute the Amended LLC Agreement, all Holders of New NCM Common Units shall be deemed as a result of having accepted distributions of New NCM Common Units pursuant to the Plan, to have accepted the terms of the Amended LLC Agreement (solely in their capacity as members of Reorganized Debtor) and to be parties thereto without further action or signature. Pursuant to the Restructuring Transactions Memorandum, the Amended LLC Agreement shall be effective as of the Effective Date and, as of such date, shall be deemed to be valid, binding, and enforceable in accordance with its terms, and each Holder of New NCM Common Units shall be bound thereby in all respects. 81. The issuance and distribution of the New NCM Common Units by the Reorganized Debtor are essential elements of the Plan and the Debtor’s ability to emerge from Chapter 11 Case, and are approved in all respects.

36 OO. Issuance and Distribution of NCMI Common Stock 82. Subject to the Restructuring Transactions, the Structuring Considerations, and the NCMI 9019 Settlement, NCMI shall issue and distribute shares of NCMI Common Stock pursuant to the Plan and the Plan Supplement, including the Restructuring Transactions Memorandum. 83. The issuance and distribution of shares of NCMI Common Stock by NCMI are essential elements of the Plan and the Debtor’s ability to emerge from the Chapter 11 Case, and are approved in all respects. PP. Disclosure of Facts 84. The Debtor has disclosed all material facts regarding the Plan, and the adoption, execution, and implementation of the other matters provided for under the Plan involving corporate action to be taken by or required of the Debtor. QQ. Likelihood of Satisfaction of Conditions Precedent to the Effective Date 85. Each of the conditions precedent to the Effective Date, as set forth in Article 9.1 of the Plan, has been or is reasonably likely to be satisfied or waived in accordance with Article 9.2 of the Plan. RR. Good Faith 86. The Debtor has proposed the Plan (and all documents necessary to effectuate the Plan, including the Plan Supplement) with the legitimate and honest purpose of maximizing the value of the Debtor’s Estate for the benefit of its stakeholders. The Plan gives effect to many of the Debtor’s restructuring initiatives, including implementing value-maximizing restructuring transactions. Accordingly, the Debtor, the Released Parties, and the Exculpated Parties have been, are, and will continue to act in good faith if they proceed to: (a) consummate the Plan and the agreements, settlements, transactions, and transfers contemplated thereby; and (b) take the actions authorized and directed or contemplated by this Confirmation Order. Therefore, the Plan has been

37 proposed in good faith to achieve a result consistent with the objectives and purposes of the Bankruptcy Code and the aforementioned parties have acted in good faith within the meaning of sections 1125(e) and 1126(e) of the Bankruptcy Code. BASED ON THE FOREGOING, IT IS HEREBY ORDERED THAT: A. Disclosure Statement. 87. The Disclosure Statement is approved in all respects on a final basis. a. Notice of Combined Hearing. Notice of the Combined Hearing was appropriate and satisfactory based upon the circumstances of the Chapter 11 Case, and was in compliance with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, the Complex Case Procedures, and applicable non-bankruptcy law. b. Solicitation. The solicitation complied with the Solicitation and Voting Procedures (as defined in the Disclosure Statement), was appropriate and satisfactory based upon the circumstances of the Chapter 11 Case, and was in compliance with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, the Complex Case Procedures, the Solicitation Procedures Order, and applicable non-bankruptcy law. c. Disclosure Statement. The Disclosure Statement (i) contains adequate information of a kind generally consistent with the disclosure requirements of applicable nonbankruptcy law; (ii) contains “adequate information” (as such term is defined in section 1125(a)(1) and used in section 1126(b)(2) of the Bankruptcy Code) with respect to the Debtor, the Plan, and the transactions contemplated therein; and (iii) is approved in all respects. Accordingly, the Disclosure Statement is hereby APPROVED on a final basis as providing Holders of Claims entitled to vote on the Plan with adequate information to make an informed decision as to whether to vote to accept or reject the Plan in accordance with section 1125(a)(1) of the Bankruptcy Code.

38 B. Confirmation. 88. The Plan, attached hereto as Exhibit 1, and each of its provisions are CONFIRMED pursuant to section 1129 of the Bankruptcy Code. The documents contained in or contemplated by the Plan, including the Plan Supplement and other Plan Documents, are hereby authorized and approved. The terms of the Plan and the Plan Supplement are incorporated herein by reference and are an integral part of this Confirmation Order. Subject to the consent and approval rights of applicable parties set forth in the Plan and the Restructuring Support Agreement and except as may be expressly required by the Plan or this Confirmation Order, the Debtor is authorized to implement and consummate the Plan, the Plan Supplement, and the other Plan Documents, including taking all actions necessary, advisable, or appropriate to finalize the Plan Documents and to effectuate the Plan and the Restructuring Transactions, without any further authorization or action by any person, body, or board of directors. The terms of the Plan (including all consent rights provided therein), the Plan Supplement, all exhibits and attachments thereto, and all other relevant and necessary documents shall be effective and binding as of the Effective Date on all parties in interest, including the Reorganized Debtor and all Holders of Claims and Interests. Any amendments or modifications to the Plan described or set forth in this Confirmation Order are hereby approved, without further order of this Court. All Holders of Claims and Interests that voted to accept the Plan are conclusively presumed to have accepted the Plan as it may have been amended or modified by the foregoing. The failure to specifically describe, include, or refer to any particular article, section, or provision of the Plan or the Plan Documents in this Confirmation Order shall not diminish or impair the effectiveness or enforceability of such article, section, or provision nor constitute a waiver thereof, it being the intent of this Court that the Plan is confirmed in its entirety and incorporated herein by reference.

39 C. Objections. 89. All objections to Confirmation of the Plan or final approval of the Disclosure Statement, and other responses, comments, statements, or reservation of rights, if any, in opposition to the Plan or final approval of the Disclosure Statement have been overruled in their entirety and on the merits to the extent not otherwise adjourned to a subsequent hearing, withdrawn, waived, or otherwise resolved by the Debtor prior to entry of this Confirmation Order, unless otherwise indicated herein. All withdrawn objections, if any, are deemed withdrawn with prejudice. D. Incorporation by Reference. 90. The terms and provisions of the Plan, the Definitive Documents, the Plan Documents, all other relevant and necessary documents, and each of the foregoing’s schedules and exhibits are, on and after the Effective Date, incorporated herein by reference and are an integral part of this Confirmation Order. E. Plan Classification Controlling. 91. The terms of the Plan shall govern the classification of Claims and Interests for purposes of the distributions to be made thereunder. All rights of the Debtor and the Reorganized Debtor to seek to reclassify Claims and/or Interests are expressly reserved. F. Approval of Restructuring Transactions. 92. The Restructuring Transactions set forth in the Plan, the Plan Documents, and this Confirmation Order, including, for the avoidance of doubt, the Restructuring Transactions Memorandum, are hereby approved and authorized in all respects. The Debtor and the Reorganized Debtor, as applicable, are hereby authorized to implement and consummate the Restructuring Transactions pursuant to the Plan, the Plan Documents, and this Confirmation Order and in accordance with the sequence of transactions, actions, and steps set forth in the Restructuring

40 Transactions Memorandum, and to enter into any transactions and to take any actions as may be necessary or appropriate to effectuate the Restructuring Transactions, including but not limited to the actions described in in Article IV of the Plan; provided, that, if any step set forth in the Restructuring Transactions Memorandum is delayed in implementation or effect but has occurred, it shall nevertheless be deemed to have occurred in the indicated sequence. Each federal, state, commonwealth, local, foreign, or other governmental agency is authorized to accept for filing and/or recording any and all documents, mortgages, and instruments necessary or appropriate to effectuate, implement, or consummate the transactions contemplated by the Plan, the Plan Supplement, and this Confirmation Order. The consummation of the Plan and implementation of the Restructuring Transactions are not intended to, and shall not, constitute a “change of control,” “change in control,” or other similar event under any lease, contract, or agreement to which the Debtor or Reorganized Debtor, as applicable, is a party. To the maximum extent permitted by law (a) to the extent any provision in any Executory Contract or Unexpired Lease assumed pursuant to the Plan restricts or prevents, or purports to restrict or prevent, or is breached or deemed breached by, the assumption of such Executory Contract or Unexpired Lease (including any “change of control” provision), then such provision shall be deemed modified such that the transactions contemplated by the Plan shall not entitle the non-Debtor party thereto to terminate such Executory Contract or Unexpired Lease or to exercise any other rights with respect thereto, and (b) to the extent any provision in any Executory Contract or Unexpired Lease assumed pursuant to the Plan includes a “change of control,” “change in control,” or other similar provision, then such provision shall be deemed modified such that the transactions contemplated by the Plan shall not entitle the non-Debtor party thereto to exercise any other rights with respect thereto.

41 G. No Action. 93. Pursuant to section 1142(b) of the Bankruptcy Code and applicable nonbankruptcy law, (i) no action of the respective managers, members, officers, or other equity holders of the Debtor, as applicable, shall be required to authorize the Debtor to enter into, execute, deliver, file, adopt, amend, restate, consummate, or effectuate, as the case may be, the Plan and any contract, instrument, or other document to be executed, delivered, adopted, or amended in connection with the implementation of the Plan, including any Plan Document, and (ii) to the extent the Debtor determines that any Person or Entity is a necessary party to execute and deliver or join in the execution or delivery of any instrument required to effect a transfer of property dealt with by the Plan, or perform any other act in furtherance of the transactions contemplated by the Plan and this Confirmation Order, and in furtherance of consummation of the Plan, and such Person or Entity is so informed by the Debtor, then such Person or Entity is directed to take such steps as necessary to comply with the foregoing and section 1142(b) of the Bankruptcy Code. H. Governmental Approvals. 94. Except as otherwise set forth herein, this Confirmation Order constitutes all approvals and consents required, if any, by the applicable laws, rules, or regulations of any State or any other governmental authority with respect to the implementation and consummation of the Plan and the Plan Documents and any other acts that may be necessary or appropriate for the implementation or consummation of the Plan or the Plan Documents to the fullest extent permitted by law and nothing herein to the contrary shall diminish the authority of section 1142 of the Bankruptcy Code. I. Plan Supplement. 95. The documents contained in the Plan Supplement, and any amendments, modifications, and supplements thereto, and all documents and agreements introduced into

42 evidence by the Debtor at the Combined Hearing (including all exhibits and attachments thereto and documents referred to therein), and the execution, delivery, and performance thereof by the Debtor and the Reorganized Debtor, are authorized when they are finalized, executed, and delivered. Without further order or authorization of this Court, subject to the consent and approval rights of applicable parties set forth in the Plan and the Restructuring Support Agreement, the Debtor, Reorganized Debtor, and their successors are authorized and empowered to make all modifications to all documents included as part of the Plan Supplement that are consistent with the Plan, unless such modifications require relief under section 1127 of the Bankruptcy Code. Execution versions of the documents comprising or contemplated by the Plan Supplement shall constitute legal, valid, binding, and authorized obligations of the respective parties thereto, enforceable in accordance with their terms and, to the extent applicable, shall create, as of the Effective Date, all mortgages, Liens, deeds of trust, pledges, and security interests purported to be created thereby. J. Plan Modifications. 96. Entry of this Confirmation Order shall mean that all modifications or amendments to the Plan since the solicitation thereof, are approved pursuant to section 1127(a) of the Bankruptcy Code and do not require additional disclosure or re-solicitation under Bankruptcy Rule 3019. K. Notice to Opt Into Class 5 (General Unsecured Convenience Claims) Treatment. 97. No later than three (3) business days after the Confirmation Date, the Debtor shall serve by email and first class mail or overnight delivery service a notice (the “Opt-In Notice”), in substantially the form annexed hereto as Exhibit 2, on all Holders of General Unsecured Claims (other than Unsecured Funded Debt Claims) in an amount greater than $50,000. Such Holders of General Unsecured Claims may opt into the treatment of Class 5 (General Unsecured Convenience

43 Claims) and reduce their General Unsecured Claim to $50,000 by submitting the Opt-In Form (as defined in the Opt-In Notice) no later than the date that is thirty-five (35) days after the Confirmation Date, as shall be indicated on the Opt-In Notice. Any late submitted Opt-In Forms shall be considered in the Debtor’s or Reorganized Debtor’s (as applicable) discretion. Notwithstanding the above, no Opt-In Notice or service of any kind shall be required to be mailed or made upon any Entity to whom the Debtor mailed notice of the Combined Hearing, but received such notice returned marked “undeliverable as addressed,” “moved, left no forwarding address,” or “forwarding order expired,” or similar reason, unless the Debtor has been informed in writing by such Entity of that Entity’s new address. Mailing of the Opt-In Notice in the time and manner set forth in this paragraph shall be good, adequate, and sufficient notice under the particular circumstances and in accordance with the requirements of Bankruptcy Rules 2002 and no further notice will be necessary. L. Vesting of Assets. 98. Except as otherwise provided in the Plan, this Confirmation Order, or any agreement, instrument, or other document incorporated herein, including the Plan and Plan Supplement, on the Effective Date, all property in the Estate, all Causes of Action, and any property acquired by the Debtor pursuant to the Plan shall vest in the Reorganized Debtor, free and clear of all Liens, Claims, charges, Causes of Action, or other encumbrances. On and after the Effective Date, except as otherwise provided in the Plan, this Confirmation Order, or any agreement, instrument, or other document incorporated herein, the Reorganized Debtor may operate its business and may use, acquire, or dispose of property and compromise or settle any Claims, Interests, or Causes of Action without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules.

44 M. Cancellation of Claims and Interests. 99. On the Effective Date, except with respect to any Exit Facility, the New NCM Common Units, the NCMI Common Stock, the Amended LLC Agreement or any other document included in the Plan Supplement, and as otherwise provided in the Plan: the obligations of the Debtor under the Prepetition Documents, and any certificate, share, note, bond, indenture, purchase right, option, warrant, or other instrument or document, directly or indirectly, evidencing or creating any indebtedness or obligation of, or ownership interest in, the Debtor giving rise to any Claim or Interest shall be cancelled, without any need for a Holder to take further action with respect thereto, and the Debtor and the Reorganized Debtor shall not have any continuing obligations thereunder; provided, that, notwithstanding Confirmation or the occurrence of the Effective Date, any such agreement that governs the rights of the Holder of an Allowed Claim shall continue in effect solely for (1) purposes of enabling such Holder to receive distributions under the Plan on account of such Allowed Claim as provided herein, and (2) permit the Agents and the Trustees to make or assist in making, as applicable, distributions pursuant to the Plan and deduct therefrom such reasonable compensation, fees, and expenses (a) due to the Agents or the Trustees, or (b) incurred by the Agents or the Trustees in making such distributions, to the extent not otherwise satisfied by the Debtor. Except as provided in this Plan, on the Effective Date, the Agents and the Trustees, and their respective agents, successors and assigns shall be automatically and fully discharged of all duties and obligations associated with the Prepetition Documents; provided, further, that the preceding proviso shall not affect the discharge of Claims or Interests pursuant to the Bankruptcy Code, the Confirmation Order, or the Plan or result in any expense or liability to the Reorganized Debtor, except to the extent set forth in or provided for under the Plan. Any commitments and obligations of the lenders or Holders under the Prepetition Documents to extend any further or future credit or financial accommodations to the Debtor, its subsidiaries or

45 any successors or assigns under the Prepetition Documents, to the extent that there were any remaining commitments or obligations, shall fully terminate and be of no further force or effect on the Effective Date. 100. Notwithstanding Confirmation, the occurrence of the Effective Date or anything to the contrary herein, only such matters that, by their express terms, survive the termination of the Prepetition Documents shall survive the occurrence of the Effective Date, including the rights of the Agents and Trustees, as applicable, to expense reimbursement, indemnification, and similar amounts. N. Distribution. 101. The procedures governing distributions contained in Article VI of the Plan shall be, and hereby are, approved in their entirety. O. Claims Register. 102. Any Claim or Interest or any Claim or Interest that has been paid, satisfied, amended, or superseded may be adjusted or expunged on the Claims Register by the Debtor or the Reorganized Debtor without the Debtor or the Reorganized Debtor having to file an application, motion, complaint, objection, or any other legal proceeding seeking to object to such Claim or Interest without any further notice to or action, order, or approval of the Court. P. Professional Fee Claims. 103. All final requests for payment of Professional Fee Claims incurred during the period from the Petition Date through the Confirmation Date shall be Filed no later than forty-five (45) calendar days after the Effective Date. After notice and the opportunity for a hearing in accordance with the procedures established by the Bankruptcy Code and prior Court orders, the Allowed amounts of such Professional Fee Claims shall be determined by the Court and paid in Cash in full. For the avoidance of doubt, the Restructuring Fees and Expenses shall not be

46 considered Professional Fee Claims, and any such amounts shall be paid in accordance with Article 2.3 of the Plan, the Restructuring Support Agreement, the Cash Collateral Order, and the Plan, as applicable. 104. As soon as reasonably practicable after the Confirmation Date and no later than one (1) Business Day prior to the Effective Date, the Reorganized Debtor shall establish and fund the Professional Fee Escrow Account. On the Effective Date, the Debtor or Reorganized Debtor, as applicable, shall fund the Professional Fee Escrow Account with Cash equal to the Professional Fee Reserve Amount. The Professional Fee Escrow Account shall be maintained by the Reorganized Debtor in trust solely for the benefit of the Retained Professionals. Such funds shall not be considered property of the Estate of the Debtor or the Reorganized Debtor. No Liens, Claims, or interests shall encumber the Professional Fee Escrow Account or Cash held on account of the Professional Fee Reserve Amount in any way. The amount of Professional Fee Claims owing to the Retained Professionals shall be paid in Cash to such Retained Professionals by the Reorganized Debtor from the Professional Fee Escrow Account as soon as reasonably practicable after such Professional Fee Claims are Allowed by a Final Order. When all such Professional Fee Claims have been resolved (either because they are Allowed Professional Fee Claims that have been paid or because they have been disallowed, expunged, or withdrawn), any remaining amount in the Professional Fee Escrow Account shall promptly be paid to the Reorganized Debtor without any further action or order of the Court. To the extent that funds held in the Professional Fee Escrow Account are insufficient to satisfy the amount of Allowed Professional Fee Claims owed to the Retained Professionals, such Retained Professionals shall have an Allowed Administrative Claim for any such deficiency, which shall be satisfied in accordance with Article 2.1 of the Plan.

47 Q. Approval of Exit Facility. 105. The Debtor and Reorganized Debtor, as applicable, are hereby authorized without further notice to or action, order or approval of the Court to enter into, perform under, and consummate the transactions contemplated by the Exit Facility Term Sheet and the Exit Facility Documents and shall execute and deliver on the Effective Date, as applicable, all agreements, documents, instruments and certificates relating to the Exit Facility, including the Exit Facility Documents, in each case that are contemplated by the Exit Facility Documents to be executed and/or delivered, as applicable, on the Effective Date. All such documents are approved, incorporated in the Plan and this Confirmation Order by reference, and shall become effective in accordance with their terms and the Plan. 106. On the Effective Date, the Exit Facility Documents shall constitute legal, valid, binding, and authorized obligations of the Reorganized Debtor, enforceable in accordance with their respective terms, and such obligations shall not be, and shall not be deemed to be, enjoined or subject to discharge, impairment, release, avoidance, recharacterization, or subordination under applicable law, the Plan, this Confirmation Order or on account of the Confirmation or Consummation of the Plan. On the Effective Date, all of the Liens and security interests to be granted on the Effective Date in accordance with the Exit Facility and the Exit Facility Documents shall (a) be legal, binding, and enforceable Liens on, and security interests in, the collateral granted thereunder in accordance with the terms of the Exit Facility Documents without (i) further approval of the Court, (ii) any approvals, consents or waivers of any other party, or (iii) further corporate, limited liability company or similar action, as applicable, by any Debtor or Reorganized Debtor, (b) be deemed automatically attached and perfected on the Effective Date, subject to and in accordance with the terms of the Exit Facility Documents, and (c) not constitute preferential

48 transfers, fraudulent conveyances, or other voidable transfers under the Bankruptcy Code or any applicable non-bankruptcy law. R. Amended LLC Agreement and New Governance Documents. 107. On the Effective Date, or as soon thereafter as is reasonably practicable, the Reorganized Debtor’s Amended LLC Agreement and New Governance Documents shall be adopted and amended or amended and restated, as applicable, as may be required to be consistent with the provisions of the Plan, the Amended LLC Agreement, the New Governance Documents, the Restructuring Support Agreement, and the Exit Facility Documents, as applicable, and the Bankruptcy Code. To the extent required under the Plan or applicable non-bankruptcy law, the Reorganized Debtor will file its Amended LLC Agreement or applicable New Governance Documents with the applicable Secretary of State and/or other applicable authorities in its state of formation in accordance with the applicable laws thereof. Subject to Article 4.13 of the Plan, the Reorganized Debtor may amend and restate its formation and constituent documents as permitted by applicable law and the terms of the Amended LLC Agreement, the New Governance Documents, the Restructuring Support Agreement, and the Plan. For the avoidance of doubt, the Amended LLC Agreement shall become effective pursuant to the Restructuring Transactions Memorandum. S. NCMI Board and Governance. 108. Pursuant to the NCMI 9019 Settlement, all directors of the Board of Directors of NCMI are hereby directed to resign on or prior to the Effective Date, consistent with the Restructuring Transactions Memorandum and as contemplated by the Regal Approval Order. T. Issuance of Preferred Shares. 109. In accordance with the Nominee Agreement Order, on or after the Confirmation Date, NCMI is authorized to issue the Preferred Shares to Omni Agent Solutions, Inc. in its

49 capacity as the Nominee (as such term is defined in the Nominee Agreement Order), who shall be obligated to hold and vote the Preferred Shares consistent with the Plan and the Class 3 Ballots cast by Holders of Allowed Secured Debt Claims. U. Exemption from Registration Requirements. 110. The offering, issuance, and distribution of any Securities, including all New NCM Common Units, Series B Preferred Units, Preferred Shares, and NCMI Common Stock pursuant to the Plan, will be exempt from the registration requirements of Section 5 of the Securities Act or any similar federal, state, or local law in reliance on Section 1145 of the Bankruptcy Code or, only to the extent such exemption under Section 1145 of the Bankruptcy Code is not available, any other available exemption from registration under the Securities Act. 111. All New NCM Common Units, Series B Preferred Units, Preferred Shares, and NCMI Common Stock to be issued to Holders of Secured Debt Claims will be issued under the Plan without registration under the Securities Act or any similar federal, state, or local law in reliance on Section 1145(a) of the Bankruptcy Code to the maximum extent permitted by law. Similarly, in light of NCMI’s status as an affiliate of the Debtor and its participation in the NCMI 9019 Settlement and other aspects of the Plan, the Preferred Shares and shares of NCMI Common Stock to be issued to Holders of Secured Debt Claims, with such Holders having exchanged such Claims for New NCM Common Units, and/or NCMI Common Stock and subsequently redeemed such units for a corresponding number of shares of NCMI Common Stock in accordance with the Plan, will be issued under the Plan without registration under the Securities Act or any similar federal, state, or local law in reliance on Section 1145(a) of the Bankruptcy Code to the maximum extent permitted by Law. The New NCM Common Units are subject to restrictions on transferability pursuant to the Amended LLC Agreement.

50 V. Effectuating Documents; Further Transactions. 112. On and after the Effective Date, the Reorganized Debtor and its officers, members, or managers thereof are authorized to and may issue, execute, deliver, file, or record such contracts, Securities, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of the Plan, the Restructuring Transactions, and the Securities issued pursuant to the Plan in the name of and on behalf of the Debtor or the Reorganized Debtor, without the need for any approvals, authorization, or consents except for those expressly required pursuant to the Plan. W. Treatment of Executory Contracts and Unexpired Leases. 113. The provisions governing the treatment of Executory Contracts and Unexpired Leases set forth in Article V of the Plan are hereby approved in their entirety. For the avoidance of doubt, as of and subject to the occurrence of the Effective Date and the payment of any applicable Cure Claims, all Executory Contracts and Unexpired Leases to which any of the Debtor are a party and which have not expired by their own terms on or prior to the Effective Date, shall be deemed assumed, including, for the avoidance of doubt, certain of the Joint Venture Agreements, except for any Executory Contract and Unexpired Lease that (a) with the reasonable consent of the Required Consenting Creditors, was previously assumed or rejected; (b) previously expired or was terminated pursuant to its own terms; (c) with the reasonable consent of the Required Consenting Creditors, is the subject of a motion to assume or assume and assign Filed on or before the Confirmation Date; or (d) with the reasonable consent of the Required Consenting Creditors, is designated specifically, or by category, as an Executory Contract or Unexpired Lease on the Schedule of Rejected Executory Contracts and Unexpired Leases. Any Executory Contract listed on the Schedule of Rejected Executory Contracts and Unexpired Leases will be deemed rejected as of the Effective Date, unless a later effective date of rejection is identified on the

51 Schedule of Rejected Executory Contracts and Unexpired Leases and agreed upon by the Debtor and the applicable counterparties to the applicable Executory Contracts. Subject to the requirement under the Creditors’ Committee Settlement in the Plan that the Debtor assume at least 88% of its network affiliate agreements based on the aggregate value of such agreements, the Debtor (subject to the RSA Definitive Document Requirements) or Reorganized Debtor, as applicable, may alter, amend, modify, or supplement the Schedule of Rejected Executory Contracts and Unexpired Leases at any time through and including forty-five (45) days after the Effective Date. 114. The Debtor shall pay any Cure Claim in accordance with the terms of the Plan and the assumption of any Executory Contract or Unexpired Lease pursuant to the Plan or otherwise, full payment of any applicable Cure Claim, and cure of any nonmonetary defaults pursuant to Article 5.2 of the Plan, shall result in the full release and satisfaction of any cure amount, Claims, or defaults, whether monetary or nonmonetary, including defaults of provisions restricting the change in control or ownership interest composition or other bankruptcy-related defaults, arising under any assumed Executory Contract or Unexpired Lease at any time prior to the effective date of assumption upon the payment of all applicable cure amounts and cure of any nonmonetary defaults. Any unresolved objections to the cure amount identified in the Cure Notice shall be adjourned to a subsequent hearing. 115. Notwithstanding anything to the contrary in (i) this Confirmation Order, (ii) the Plan, or (iii) any Cure Notice (as defined in the Solicitation Procedures Motion), as such Cure Notice may be amended, modified, or supplemented from time to time, any amounts owed by the Debtor for postpetition goods or services received pursuant to an Executory Contract that is

52 assumed pursuant to the Plan shall be paid in the ordinary course of business when due in accordance with the applicable Executory Contract. 116. If a counterparty to any Executory Contract or Unexpired Lease that the Debtor or Reorganized Debtor, as applicable, intends to assume or assume and assign is not listed on a Cure Notice, the proposed Cure amount for such executory contract or unexpired lease is deemed to be zero dollars ($0). 117. Any Executory Contracts and Unexpired Leases of the Debtor that are identified on the Schedule of Rejected Executory Contracts and Unexpired Leases as being rejected or that are otherwise rejected pursuant to the terms of the Plan or this Confirmation Order (collectively, the “Rejected Contracts”) are rejected by the Debtor, and such rejections are hereby approved by this Court pursuant to sections 365(a) and 1123 of the Bankruptcy Code, with such rejections subject to the occurrence of the Effective Date and effective as of the Effective Date (unless a later effective date of rejection is identified on the Schedule of Rejected Executory Contracts and Unexpired Leases and agreed upon by the Debtor and the applicable counterparties to the applicable Executory Contracts or Unexpired Leases). 118. Any and all Proofs of Claim based upon Executory Contracts or Unexpired Leases that have been assumed in the Chapter 11 Case, including pursuant to the Confirmation Order, and for which any Cure has been fully paid pursuant to Article 5.2 of the Plan, in the amount and at the time dictated by the Debtor in its ordinary course of business, shall be deemed disallowed and expunged as of the Effective Date without the need for any objection thereto or any further notice to or action, order, or approval of the Court. 119. In the event that the rejection of an Executory Contract or Unexpired Lease by the Debtor results in damages to the other party or parties to such contract or lease, a Claim for such

53 damages shall be forever barred and shall not be enforceable against the Debtor or the Reorganized Debtor or their respective properties or interests in property as agents, successors, or assigns, unless a Proof of Claim is Filed with the Notices and Claims Agent and served upon counsel for the Debtor, the Reorganized Debtor, and the Consenting Creditors no later than fifteen (15) days after the date of this Confirmation Order approving such rejection of such Executory Contract or Unexpired Lease. Any such Claims, to the extent Allowed, shall be classified as General Unsecured Claims and shall be treated in accordance with Article III of the Plan. X. Section 1146(a) Exemption. 120. To the fullest extent permitted by Section 1146(a) of the Bankruptcy Code, any transfers (whether from the Debtor to the Reorganized Debtor or to any other Person) of property under the Plan (including the Restructuring Transactions) or pursuant to: (a) the issuance, distribution, transfer, or exchange of any debt, equity security, or other interest in the Debtor or the Reorganized Debtor; (b) the creation, modification, consolidation, termination, refinancing, and/or recording of any mortgage, deed of trust, or other security interest, or the securing of additional indebtedness by such or other means; (c) the making, assignment, or recording of any lease or sublease; (d) the grant of collateral as security for any or all of the Exit Facility, if any, as applicable; or (e) the making, delivery, or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Plan, including any deeds, bills of sale, assignments, or other instrument of transfer executed in connection with any transaction arising out of, contemplated by, or in any way related to the Plan (including the Restructuring Transactions), shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, regulatory filing or recording fee, sales or use tax, or other similar tax or governmental assessment. All appropriate state or local governmental officials,

54 agents, or filing or recording officers (or any other Person with authority over any of the foregoing), wherever located and by whomever appointed, shall comply with the requirements of Section 1146(a) of the Bankruptcy Code, shall forego the collection of any such tax or governmental assessment, and shall accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax, recordation fee, or governmental assessment. Y. Post-Emergence Management Incentive Plan 121. Within 150 days after the Effective Date, the New Board will adopt a management incentive plan, which plan shall reserve for officers and directors of the Reorganized Debtor (including management of the Reorganized Debtor employed by NCMI) up to 10% of the shares of NCMI Common Stock on a fully diluted and as-converted/exchanged basis with structure and grants to be determined by the New Board. 122. Following the implementation of the Post-Emergence Management Incentive Plan, the issuance of the New NCM Common Units and any equity reserved for issuance under the Post- Emergence Management Incentive Plan (to the extent applicable) shall be authorized without the need for any further corporate action and without any further action by the Debtor and the Reorganized Debtor or any of their equity holders, as applicable. Z. Compromise and Settlement of Claims, Interests, and Controversies. 123. Pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for, and as a requirement to receive, the distributions and other benefits provided pursuant to the Plan, the provisions of the Plan, including, for the avoidance of doubt, any provisions regarding the NCMI 9019 Settlement and the Creditors’ Committee Settlement, shall constitute a good faith global and integrated compromise and settlement of all Claims, Interests, and controversies relating to the contractual, legal, and subordination rights that any Holder of a

55 Claim or Interest may have with respect to any Allowed Claim or Interest, or any distribution to be made on account of such Allowed Claim or Interest, as well as any and all actual and potential disputes between and among the Releasing Parties. The entry of this Confirmation Order shall constitute the Bankruptcy Court’s approval of the NCMI 9019 Settlement and the Creditors’ Committee Settlement, as well as a finding by the Bankruptcy Court that the NCMI 9019 Settlement and Creditors’ Committee Settlement is in the best interest of the Debtor, its Estate, and Holders of Claims and Interests and is fair, equitable, and reasonable. The NCMI 9019 Settlement is binding upon all creditors and all other parties in interest pursuant to section 1141(a) of the Bankruptcy Code. In accordance with the provisions of the Plan, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, without any further notice to or action, order, or approval of the Bankruptcy Court, after the Effective Date, the Reorganized Debtor may compromise and settle Claims against, and Interests in, the Debtor and its Estate and Causes of Action against other Entities. AA. Release, Exculpation, Discharge, Injunction, and Related Provisions. 124. The release, exculpation, discharge, injunction, and related provisions set forth in Article VIII of the Plan shall be, and hereby are, approved and authorized in their entirety, including, but not limited to: a. The discharge provisions set forth in Article 8.1 of the Plan are hereby approved. b. The release of liens provisions set forth in Article 8.7 of the Plan are hereby approved. c. The Debtor Release set forth in Article 8.2 of the Plan is hereby approved. d. The Third-Party Release set forth in Article 8.3 of the Plan is hereby approved. e. The exculpation provisions set forth in Article 8.4 of the Plan are hereby approved. f. The injunction provisions set forth in Article 8.5 of the Plan are hereby approved.

56 BB. Notice of Entry of Effective Date. 125. No later than seven (7) business days after the Effective Date, the Reorganized Debtor shall file with the Court and serve by email and first class mail or overnight delivery service a notice of the Effective Date (the “Notice of Effective Date”), in substantially the form annexed hereto as Exhibit 3, on all Holders of Claims and/or Interests and to all parties on the Master Service List maintained by Omni Agent Solutions Inc. Notwithstanding the above, no Notice of Effective Date or service of any kind shall be required to be mailed or made upon any Entity to whom the Debtor mailed notice of the Combined Hearing, but received such notice returned marked “undeliverable as addressed,” “moved, left no forwarding address,” or “forwarding order expired,” or similar reason, unless the Debtor has been informed in writing by such Entity, or are otherwise aware, of that Entity’s new address. Mailing of the Notice of Effective Date in the time and manner set forth in this paragraph shall be good, adequate, and sufficient notice under the particular circumstances and in accordance with the requirements of Bankruptcy Rules 2002. No further notice will be necessary. CC. Non-Severability of Plan Provisions Upon Confirmation. 126. Each provision of the Plan is: (a) valid and enforceable in accordance with its terms; (b) integral to the Plan and may not be deleted or modified without the Debtor’s consent; and (c) nonseverable and mutually dependent. DD. Post-Confirmation Modifications. 127. Without need for further order or authorization of the Court, the Debtor or the Reorganized Debtor, as applicable, are authorized and empowered, to make any and all modifications to any and all documents that are necessary to effectuate the Plan that do not materially modify the terms of such documents and are consistent with the (i) Plan; (ii) the consent rights under the Restructuring Support Agreement; and (iii) the Creditors’ Committee Settlement.

57 Subject to certain restrictions and requirements set forth in section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019 and those restrictions on modifications set forth in this Confirmation Order, the Plan or the Restructuring Support Agreement, the Debtor, and the Reorganized Debtor expressly reserve their respective rights to revoke or withdraw, or to alter, amend, or modify materially the Plan with respect to the Debtor, one or more times after Confirmation, and, to the extent necessary, may initiate proceedings in the Court to so alter, amend, or modify the Plan, or remedy any defect or omission, or reconcile any inconsistencies in the Plan, the Disclosure Statement, or this Confirmation Order, in such manner as may be necessary to carry out the purposes and intent of the Plan; provided, that, the Plan may not be altered, amended, updated, modified or supplemented in any manner that adversely affects the Creditors’ Committee Settlement without the prior written consent of the Creditors’ Committee. EE. Miscellaneous Provisions. 128. Texas Taxing Authorities. Notwithstanding any other provision of the Plan or this Confirmation Order, any allowed secured Claims of the Texas Taxing Authorities3 (the “Secured Tax Claims”), if any, for the 2023 tax year shall be paid when due in the ordinary course of business. Any valid tax Liens of the Texas Taxing Authorities (the “Tax Liens”), if any, shall be expressly retained, to the extent the Texas Taxing Authorities are entitled to such Liens, in accordance with applicable non-bankruptcy law against the applicable property of the Debtor until 3 “Texas Taxing Authorities” means Brazos County, Burnet Central Appraisal District, Comal County, Coryell County, Denton County, Guadalupe County, Hays County, Midland Central Appraisal District, Cypress- Fairbanks Independent School District, Dallas County, Ellis County, Fort Bend County, Harris County, Hays CISD, Lewisville Independent School District, Montgomery County, San Marcos CISD, and Tarrant County Copperas Cove Independent School District, First Colony LID, Humble Independent School District, Harris County Municipal Utility District 400, Spring Independent School District, Harris County Improvement District 18, Harris County Municipal Utility District 165, Barbers Hill Independent School District, Chambers County Tax Office, Magnolia Independent School District, Willis Independent School District, Randall County Tax Office, Midland County, Crowley Independent School District, Frisco Independent School District

58 such time as the Secured Tax Claims are paid in full. The Secured Tax Claims shall include all accrued interest properly charged under applicable non-bankruptcy law through the date of payment of such Secured Tax Claims, subject to the reservation of rights below. Any post-petition ad valorem tax liabilities incurred by the Debtor after the Petition Date shall be paid by the Debtor in the ordinary course of business when due. If collateral that secures the Claim of a Texas Taxing Authority is returned to a creditor holding a Lien that is junior to the Tax Liens, the Debtors or Reorganized Debtors, as applicable, shall first pay any ad valorem property taxes that are secured by such collateral. Any Tax Liens that arise during the course of business pursuant to applicable non-bankruptcy law that are granted priority over a prior perfected security interest or lien under applicable non-bankruptcy law, shall not be primed by nor subordinated to any liens granted to any party by the Plan or Confirmation Order provided that such Tax Liens are valid and enforceable. Any actions retained against the Texas Taxing Authorities pursuant to the Plan or the Plan Supplement shall be limited to those permitted by the Texas Tax Code. All parties’ rights and defenses under applicable law with respect to the foregoing, including their right to dispute or object to the claims of the Texas Taxing Authorities, including accrued interest, or the validity or enforcement of any Tax Liens under applicable non-bankruptcy law, are fully preserved. Each Texas Taxing Authority may amend any timely filed Proof of Claim to liquidate an unliquidated claim; provided, that, the foregoing does not prejudice the Debtor’s or Reorganized Debtor’s rights to object to such Proofs of Claim in accordance with the Bankruptcy Code. Any Secured Tax Claims for the 2022 tax year owed to the Texas Taxing Authorities will be paid in full on the Effective Date, or when such claim is Allowed, subject to the applicable time limitations, if any, under the Bankruptcy Code.

59 129. Cinemark Cure Amount. Subject to the occurrence of the Effective Date, the Debtor and Cinemark USA, Inc. (“Cinemark”) have agreed, and the Court so orders, that the amount necessary to cure all monetary defaults under the Cinemark ESA for purposes of section 365(a) of the Bankruptcy Code shall be an amount in cash sufficient to satisfy the following: (i) the net amount owed by the Debtor to Cinemark as of the Petition Date, which the Debtor and Cinemark have agreed is $5,637,450.50 (the “Petition Date Cure Amount”); plus (ii) the net amount owed by the Debtor to Cinemark pursuant to the terms and conditions of the Cinemark ESA that accrued from the Petition Date through the Effective Date (the “Pre-Effective Date Cure Amount”). The Debtor shall promptly pay Cinemark (y) the Petition Date Cure Amount on the Effective Date or as soon as possible thereafter, and (z) the Pre-Effective Date Cure Amount consistent with the terms and conditions of the Cinemark ESA. As soon as practical after the occurrence of the Effective Date, and in accordance with the terms and conditions of the Cinemark ESA, the Debtor and Cinemark shall true-up and reconcile the Pre-Effective Date Cure Amount, and the Debtor shall pay the Pre-Effective Date Cure Amount due to Cinemark under the Cinemark ESA in accordance with the terms of the Cinemark ESA. In the event that Cinemark and the Debtor are unable to consensually resolve the amount of the Pre-Effective Date Cure Amount, the Bankruptcy Court retains jurisdiction and shall determine the Pre-Effective Date Cure Amount. All rights and defenses of the Debtor and Cinemark are reserved and preserved with respect to the calculation of the Pre-Effective Date Cure Amount. 130. AMC Cure Amount. Subject to the occurrence of the Effective Date, the Debtor and American Multi-Cinema, Inc. (“AMC”) have agreed, and the Court so orders, that the amount necessary to cure all monetary defaults under the AMC ESA for purposes of section 365(a) of the Bankruptcy Code shall be an amount in cash sufficient to satisfy the following: (i) the net amount

60 owed by the Debtor to AMC as of the Petition Date, which the Debtor and AMC have agreed is $2,576,147.28 (the “Petition Date Cure Amount”); plus (ii) the net amount owed by the Debtor to AMC pursuant to the terms and conditions of the AMC ESA that accrued from the Petition Date through the Effective Date (the “Pre-Effective Date Cure Amount”). The Debtor shall promptly pay AMC (y) the Petition Date Cure Amount on the Effective Date or as soon as possible thereafter, and (z) the Pre-Effective Date Cure Amount consistent with the terms and conditions of the AMC ESA. As soon as practical after the occurrence of the Effective Date, and in accordance with the terms and conditions of the AMC ESA, the Debtor and AMC shall true-up and reconcile the Pre-Effective Date Cure Amount, and the Debtor shall pay the Pre-Effective Date Cure Amount due to AMC under the AMC ESA in accordance with the terms of the AMC ESA. In the event that AMC and the Debtor are unable to consensually resolve the amount of the Pre- Effective Date Cure Amount, the Bankruptcy Court retains jurisdiction and shall determine the Pre-Effective Date Cure Amount. All rights and defenses of the Debtor and AMC are reserved and preserved with respect to the calculation of the Pre-Effective Date Cure Amount. FF. Waiver or Estoppel. 131. Upon the Effective Date, each Holder of a Claim or Interest shall be deemed to have waived any right to assert that its Claim or Interest should be Allowed in a certain amount or in a certain priority, be secured, or not be subordinated by virtue of an agreement made with the Debtor and/or its counsel, or any other Entity if such agreement was not disclosed in the Plan, the Disclosure Statement, or papers filed with the Court. GG. Term of Injunctions or Stays. 132. Unless otherwise provided in the Plan or in this Confirmation Order, all injunctions or stays arising under or entered during this Chapter 11 Case under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full

61 force and effect until the later of the Effective Date and the date indicated in the order providing for such injunction or stay. HH. Binding Effect. 133. Pursuant to Article 12.1 of the Plan, and notwithstanding Bankruptcy Rules 3020(e), 6004(h), or 7062 or otherwise, upon the occurrence of the Effective Date, the terms of the Plan, the Plan Supplement, and any related Plan Documents shall be immediately effective and enforceable and deemed binding upon the Debtor, the Reorganized Debtor, and any and all Holders of Claims or Interests (irrespective of whether Holders of such Claims or Interests voted or are deemed to have accepted the Plan, voted or are deemed to have rejected the Plan, or failed to vote to accept or reject the Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, discharges, and injunctions described in the Plan, each Entity acquiring property under the Plan and any and all non-Debtor parties to Executory Contracts and Unexpired Leases with the Debtor. II. Reservation of Rights. 134. Except as expressly set forth in the Plan, the Plan shall have no force or effect if the Effective Date does not occur. None of the Filing of the Plan, any statement or provision contained in the Plan or the taking of any action by the Debtor with respect to the Plan, the Disclosure Statement, the Plan Supplement, or any other Plan Documents shall be or shall be deemed to be an admission or waiver of any rights of the Debtor with respect to the Holders unless and until the Effective Date has occurred. JJ. Authorization to Consummate. 135. The Debtor and the Reorganized Debtor are authorized to consummate the Plan and the Restructuring Transactions at any time after the entry of this Confirmation Order, subject to

62 the satisfaction or waiver in accordance with Article 9.2 of the Plan of the conditions precedent to Consummation set forth in Article IX of the Plan. KK. Headings. 136. Headings utilized herein are for convenience and reference only and do not constitute a part of the Plan or this Confirmation Order for any other purpose. LL. Substantial Consummation. 137. On the Effective Date, the Plan shall be deemed to be substantially consummated under sections 1101 and 1127(b) of the Bankruptcy Code. MM. Effect of Conflict. 138. This Confirmation Order supersedes any Court order issued prior to the Confirmation Date that may be inconsistent with this Confirmation Order. In the event of an inconsistency between the provisions of this Confirmation Order and the provisions of the Plan, the Disclosure Statement, or the Plan Supplement, the provisions of this Confirmation Order shall control, and any such provision of this Confirmation Order shall be deemed a modification of the Plan. NN. Waiver of Stay. 139. For good cause shown, the stay of this Confirmation Order provided by any Bankruptcy Rule is waived, and this Confirmation Order shall be effective and enforceable immediately upon its entry by the Court. OO. Reversal/Stay/Modification/Vacatur of Order. 140. Except as otherwise provided in this Confirmation Order, if any or all of the provisions of this Confirmation Order are hereafter reversed, modified, vacated, or stayed by subsequent order of the Court, or any other court, such reversal, stay, modification, or vacatur shall not affect the validity or enforceability of any act, obligation, indebtedness, liability, priority or

63 Lien incurred or undertaken by the Debtor, the Reorganized Debtor, or any other Person or Entity authorized or required to take action to implement the Plan, as applicable, prior to the effective date of such reversal, stay, modification, or vacatur. Notwithstanding any such reversal, stay, modification, or vacatur of this Confirmation Order, any such act or obligation incurred or undertaken pursuant to, or in reliance on, this Confirmation Order prior to the effective date of such reversal, stay, modification, or vacatur shall be governed in all respects by the provisions of this Confirmation Order, the Plan, the Plan Documents, or any amendments or modifications to the foregoing. PP. Final Order. 141. This Confirmation Order is a Final Order, and the period in which an appeal must be filed shall commence upon the entry hereof. QQ. Retention of Jurisdiction. 142. This Court may properly, and upon the Effective Date shall, retain exclusive jurisdiction over the matters arising in, and under, and related to, the Chapter 11 Case, including the Regal Approval Order, as set forth in Article XI of the Plan. Houston, Texas Dated: June 27, 2023 /s/ David R. Jones DAVID R. JONES UNITED STATES BANKRUPTCY JUDGE

Exhibit 1 Modified First Amended Chapter 11 Plan

Exhibit 2 Opt-In Notice

**IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION**

	x	
In re:	:	
	:	Chapter 11
NATIONAL CINEMEDIA, LLC,[1]	:	
	:	Case No. 23-90291 (DRJ)
Debtor.	:	
	:	
	:	
	x	

NOTICE OF CLASS 5 (GENERAL UNSECURED CONVENIENCE CLAIMS) OPT-IN FORM

1. On [●], 2023 the United States Bankruptcy Court for the Southern District of Texas (the "Court") entered the *Findings of Fact, Conclusions of Law, and Order (I) Approving the Debtor's Disclosure Statement on a Final Basis and (II) Confirming the Modified First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC* [Docket No. [●]] (the "Confirmation Order") confirming the Plan[2] and approving the Disclosure Statement [Docket No. 250] of the above-captioned debtor (the "Debtor").

2. **You are receiving this notice (this "Opt-In Notice") because, according to the Debtor's books and records, you are a Holder of a Claim in Class 4 (General Unsecured Claims) under the Plan (other than an Unsecured Funded Debt Claim) and you assert that you hold, or have filed a proof of claim for, a General Unsecured Claim in an amount greater than $50,000.**

3. **Pursuant to the Confirmation Order, Holders of General Unsecured Claims (other than Unsecured Funded Debt Claims) who hold a General Unsecured Claim greater than $50,000 may submit the attached opt-in form (the "Opt-In Form") to opt into and receive the same treatment as Class 5 (General Unsecured Convenience Claims). By opting into Class 5 (General Unsecured Convenience Claims), your General Unsecured Claim shall be reduced to $50,000 and you shall be paid $50,000 on account of your General Unsecured Claim on the Effective Date, or as soon as practicable.**

YOU MAY ELECT TO OPT INTO THE TREATMENT OF CLASS 5 (GENERAL UNSECURED CONVENIENCE CLAIMS) ONLY IF YOU CHECK THE BOX AND

[1] The Debtor's address is 6300 South Syracuse Way, Suite 300, Centennial, Colorado 80111. The last four digits of the Debtor's taxpayer identification number are 2505.

[2] Capitalized terms used by not otherwise defined herein have the meanings given to them in the *Modified First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC* [Docket No. 428] (as it may be amended, modified, supplemented, or restated, the "Plan").

2 RETURN THE ATTACHED OPT-IN FORM TO THE DEBTOR’S NOTICE AND CLAIMS AGENT SO THAT IT IS ACTUALLY RECEIVED BY [●], 2023 (the “Opt-In Deadline”). IF YOU DO NOT TIMELY RETURN THE ATTACHED OPT-IN FORM BY [●], IT MAY NOT BE CONSIDERED BY THE DEBTOR. 4. Notwithstanding the foregoing, the Debtor reserves all rights pursuant to the claim resolution, reconciliation, and objection procedures provided in Article VII of the Plan with respect to any General Unsecured Claims whether or not Holders of such Claims submit the Opt-In Form. 5. Copies of the Confirmation Order, the Plan, and all documents filed in the Debtor’s Chapter 11 Case, are available: (a) upon request to Omni Agent Solutions, LLC (the “Notice and Claims Agent”) by calling (866) 956-2144 (Toll Free U.S. & Canada) or (747) 293-0095 (Non-U.S. & Canada Parties); (b) by visiting the website maintained in this Chapter 11 Case at https://omniagentsolutions.com/NCM; or (c) for a fee via PACER by visiting http://www.txsb.uscourts.gov. [Remainder of page intentionally left blank]

OPT-IN FORM Item 1. Opt In. By checking the box below, the undersigned Holder of the General Unsecured Claims identified in Item 2 below, having received notice of the opportunity to opt into the treatment of Class 5 (General Unsecured Convenience Claims), elects to opt into such treatment: □ OPT IN to Class 5 (General Unsecured Convenience Claims) Treatment and Reduce General Unsecured Claim to $50,000 Item 2. Amount of Claim or Interest. The undersigned hereby certifies it is a Holder of a Claim in Class 4 (General Unsecured Claims) other than Unsecured Funded Debt Claims as indicated below: Class 4 (General Unsecured Claims) Amount (prior to reduction) $ Item 3. Acknowledgments. By signing this Opt-Out Form, the undersigned certifies that the undersigned has the power and authority to elect whether to opt into Class 5 treatment with respect to the General Unsecured Claims identified in Item 2 above. Name of Holder: (Print or Type) Signature: Name of Signatory: Title: Address: Date Completed: Email Address:

2 PLEASE COMPLETE, SIGN, AND DATE THIS OPT-IN NOTICE AND RETURN IT (WITH AN ORIGINAL SIGNATURE) PROMPTLY BY OPT-IN PORTAL: Opt-In Forms may be submitted by upload through the Notice and Claims Agent’s submission portal, https://omniagentsolutions.com/NCM-OptIn (the “Opt-In Form Portal”) by no later than the Opt-In Deadline. OPT-IN FORMS CAST BY FACSIMILE, E-MAIL OR OTHER ELECTRONIC TRANSMISSION, EXCEPT THROUGH THE OPT-IN FORM PORTAL, WILL NOT BE COUNTED. If by First Class Mail, Postage Prepaid, Personal Delivery, or Overnight Courier: National CineMedia, LLC Ballot Processing c/o Omni Agent Solutions 5955 De Soto Ave., Suite 100 Woodland Hills, CA 91367

Exhibit 3 Notice of Effective Date

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	:	Chapter 11
NATIONAL CINEMEDIA, LLC,[1]	:	Case No. 23-90291 (DRJ)
Debtor.	:	

NOTICE OF (I) ENTRY OF ORDER APPROVING THE DEBTOR'S DISCLOSURE STATEMENT AND CONFIRMING THE MODIFIED FIRST AMENDED CHAPTER 11 PLAN OF REORGANIZATION OF NATIONAL CINEMEDIA, LLC AND (II) OCCURRENCE OF EFFECTIVE DATE

PLEASE TAKE NOTICE that on [●], 2023 the United States Bankruptcy Court for the Southern District of Texas (the "Court") entered the *Findings of Fact, Conclusions of Law, and Order (I) Approving the Debtor's Disclosure Statement on a Final Basis and (II) Confirming the Modified First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC* [Docket No. [●]] (the "Confirmation Order") confirming the Plan[2] and approving the Disclosure Statement [Docket No. 250] of the above-captioned debtor (the "Debtor").

PLEASE TAKE FURTHER NOTICE that, pursuant to the Confirmation Order, the Debtor is required to file this *Notice of (I) Entry of Order Approving the Debtor's Disclosure Statement and Confirming the Modified First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC and (II) Occurrence of Effective Date* no later than seven (7) business days after the Effective Date.

PLEASE TAKE FURTHER NOTICE that the Effective Date of the Plan occurred on [●], 2023. All conditions in Article 9.1 of the Plan have been satisfied or waived pursuant to Article 9.2 of the Plan.

PLEASE TAKE FURTHER NOTICE that the Court has approved certain discharge, release, exculpation, injunction, and related provisions in Article VIII of the Plan.

1 The Debtor's address is 6300 South Syracuse Way, Suite 300, Centennial, Colorado 80111. The last four digits of the Debtor's taxpayer identification number are 2505.

2 Capitalized terms used by not otherwise defined herein have the meanings given to them in the *Modified First Amended Chapter 11 Plan of Reorganization of National CineMedia, LLC* [Docket No. 428] (as it may be amended, modified, supplemented, or restated, the "Plan").

2 PLEASE TAKE FURTHER NOTICE that, except as otherwise set forth in the Plan, the Confirmation Order, or any other order of the Court, all requests for payment of an Administrative Claim must be Filed and served on the Reorganized Debtor, (a) with respect to Administrative Claims other than Professional Fee Claims, no later than thirty (30) days after the Effective Date (the “Administrative Claims Bar Date”), and (b) with respect to Professional Fee Claims, no later than forty-five (45) days after the Effective Date, unless otherwise ordered by the Bankruptcy Court. Holders of Administrative Claims that are required to, but do not, File and serve a request for payment of such Administrative Claims by the Administrative Claim Bar Date shall be forever barred, estopped, and enjoined from asserting such Administrative Claim against the Debtor, the Reorganized Debtor, or their property and such Administrative Claims shall be deemed disallowed in full as of the Effective Date without the need for any objection from the Reorganized Debtor or any notice to or action, Order, or approval of the Bankruptcy Court or any other entity. PLEASE TAKE FURTHER NOTICE that pursuant to Article V of the Plan, except as otherwise provided in the Plan or in any contract, instrument, release, indenture, or other agreement or document entered into in connection with the Plan, all Executory Contracts and Unexpired Leases that have not expired by their own terms on or prior to the Effective Date, are deemed assumed as of the Effective Date, without the need for any further notice to or action, Order, or approval of the Bankruptcy Court, except for any Executory Contract or Unexpired Lease that (a) was previously assumed or rejected; (b) previously expired or was terminated pursuant to its own terms; (c) is the subject of a motion to assume or assume and assign Filed on or before the Confirmation Date; or (d) is designated specifically, or by category, as an Executory Contract or Unexpired Lease on the Schedule of Rejected Executory Contracts and Unexpired Leases. PLEASE TAKE FURTHER NOTICE that, subject to the terms of the Confirmation Order and pursuant to Article V of the Plan, notwithstanding anything to the contrary in the Plan, the Debtor (subject to the RSA Definitive Document Requirements) or Reorganized Debtor, as applicable, may alter, amend, modify, or supplement the Schedule of Rejected Executory Contracts and Unexpired Leases at any time through and including forty-five (45) days after the Effective Date. PLEASE TAKE FURTHER NOTICE that the Plan, the Confirmation Order, the Definitive Documents, and their provisions are binding upon and inure to the benefit of the Debtor, the Reorganized Debtor, all current and former Holders of Claims, all current and former Holders of Interests, and all other parties in interest and their respective heirs, successors and assigns, executors, administrators, Affiliates, officers, directors, managers, agents, representatives, attorneys, beneficiaries, or guardians, whether or not the Claim or Interest of such Holder is Impaired under the Plan, and whether or not such Holder voted to accept the Plan. PLEASE TAKE FURTHER NOTICE that copies of the Confirmation Order, the Plan, and all documents filed in the Debtor’s Chapter 11 Case, are available: (a) upon request to Omni Agent Solutions, LLC (the claims, noticing, and solicitation agent retained in this Chapter 11 Case) by calling (866) 956-2144 (Toll Free U.S. & Canada) or (747) 293-0095 (Non-U.S. & Canada Parties); (b) by visiting the website maintained in this Chapter 11 Case at

3 https://omniagentsolutions.com/NCM; or (c) for a fee via PACER by visiting http://www.txsb.uscourts.gov. [Reminder of page intentionally left blank]

Dated: [•], 2023 Respectfully submitted, /s/ [DRAFT] PORTER HEDGES LLP John F. Higgins (TX Bar No. 09597500) Eric M. English (TX Bar No. 24062714) M. Shane Johnson (TX Bar No. 24083263) Megan Young-John (TX Bar No. 24088700) Bryan L. Rochelle (TX Bar No. 24107979) 1000 Main St., 36th Floor Houston, Texas 77002 Telephone: (713) 226-6000 Facsimile: (713) 226-6248 jhiggins@porterhedges.com eenglish@porterhedges.com sjohnson@porterhedges.com myoung-john@porterhedges.com brochelle@porterhedges.com - and – PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP Paul M. Basta (admitted pro hac vice) Kyle Kimpler (admitted pro hac vice) Sarah Harnett (admitted pro hac vice) Shafaq Hasan (admitted pro hac vice) 1285 Avenue of the Americas New York, NY 10019 Telephone: (212) 373-3000 Facsimile: (212) 757-3990 pbasta@paulweiss.com kkimpler@paulweiss.com sharnett@paulweiss.com shasan@paulweiss.com Counsel to the Debtor and the Debtor in Possession